EXECUTION

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”) is entered into as of May 29, 2009 among QUEST CHEROKEE, LLC, a Delaware limited liability company (the “Borrower”), QUEST ENERGY PARTNERS, L.P., a Delaware limited partnership (the “MLP”), QUEST CHEROKEE OILFIELD SERVICE, LLC, a Delaware limited liability company (“QCOS”, QCOS and MLP collectively called the “Guarantors” and individually a “Guarantor”), ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent for the Lenders parties to the hereinafter defined Credit Agreement (in such capacities, the “Administrative Agent” and “Collateral Agent,” respectively), KEYBANK NATIONAL ASSOCIATION, as Documentation Agent, and the undersigned Lenders comprising Required Lenders.

Reference is made to the Amended and Restated Credit Agreement dated as of November 15, 2007 among Borrower, the Administrative Agent, the Collateral Agent and the Lenders parties thereto, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of April 15, 2008 and a Second Amendment to Amended and Restated Credit Agreement dated as of October 28, 2008 (as amended, the “Credit Agreement”). Unless otherwise defined in this Third Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all section, exhibit and schedule references herein are to sections, exhibits and schedules in the Credit Agreement; and all paragraph references herein are to paragraphs in this Third Amendment.

RECITALS

A.  The Borrower, Administrative Agent and Lenders desire to enter into this Third Amendment.

Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

Paragraph 1.    Amendments. Effective as of the Third Amendment Effective Date (hereinafter defined), the Credit Agreement is amended as follows:

1.1	Definitions. Section 1.01 of the Credit Agreement is amended as follows:
(a)	The following definitions are amended in their entirety to read as follows:

“Agreement means this Amended and Restated Credit Agreement as amended by the First Amendment to Credit Agreement, the Second Amendment to Credit Agreement and by the Third Amendment to Credit Agreement.”

“Intercreditor Agreement means that certain Intercreditor Agreement dated July 11, 2008 among Royal Bank of Canada, as administrative agent and collateral agent for the Lenders under this Agreement, Royal Bank of Canada, as administrative agent and collateral agent for the lenders party to the Second Lien Senior Term Loan Agreement, Royal Bank of Canada, as collateral agent for the Lenders under this Agreement and the lenders party to the Second Lien Senior Term Loan Agreement and the Borrower, as amended and restated by an Amended and Restated Intercreditor and Collateral Agency Agreement, substantially in the form attached to the Third Amendment to Credit Agreement as Exhibit A, among the Borrower, Administrative Agent, Collateral Agent,

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Approved Hedge Counterparty and administrative agent and collateral agent under the Second Lien Senior Term Loan Agreement, which at all times shall provide that (i) the Approved Hedge Counterparty has no voting rights under any Loan Document as a result of the existence of obligations owed to it under any Approved Hedge Counterparty Swap Contract and (ii) the Approved Hedge Counterparty has a pro rata vote in connection with any action or proposed action to enforce any Lien upon any Collateral.”

“Lender Hedging Agreement means (i) a Swap Contract between a Company and a Lender or an Affiliate of a Lender and (ii) an Approved Hedge Counterparty Swap Contract.”

“Obligations means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest that accrues after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding. In addition, all references to the “Obligations” in the Collateral Documents and in Sections 2.13 and 10.09 of this Agreement shall, in addition to the foregoing, also include all present and future indebtedness, liabilities, and obligations (and all renewals and extensions thereof or any part thereof) now or hereafter owed to any Lender or any Affiliate of a Lender arising pursuant to any Lender Hedging Agreement and all present and future indebtedness, liabilities, and obligations (and all renewals and extensions thereof or any part thereof) now or hereafter owed to the Approved Hedge Counterparty arising pursuant to any Approved Hedge Counterparty Swap Contract.”

“Secured Parties means the Lenders party to this Agreement, the Lenders and/or any Affiliate of a Lender party to a Lender Hedging Agreement and the Approved Hedge Counterparty party to an Approved Hedge Counterparty Swap Contract. The term “Secured Parties” shall include a former Lender or an Affiliate of a former Lender that is party to a Swap Contract with any Loan Party; provided that such former Lender or Affiliate was a Lender or an Affiliate of a Lender at the time it entered into such Swap Contract.”

“Swap Termination Value means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Lender and the Approved Hedge Counterparty).”

(b)       The following definitions are inserted alphabetically into Section 1.01 of the Credit Agreement:

“Approved Hedge Counterparty means BP Corporation North America, Inc. or any of its Affiliates that enters into (i) a novation agreement or similar arrangement with any Lender or an Affiliate of a Lender and is substituted as a counterparty for such

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Lender or Affiliate of a Lender under any Lender Hedging Agreement or (ii) an Approved Hedge Counterparty Swap Contract.”

“Approved Hedge Counterparty Swap Contract means (i) any Lender Hedging Agreement to which the Approved Hedge Counterparty has become a party by novation or otherwise and succeeded to the rights and obligations of a Lender or an Affiliate of a Lender and (ii) any Swap Contract entered into by the Approved Hedge Counterparty with a Company.”

“Third Amendment Effective Date means May 29, 2009.”

“Third Amendment to Credit Agreement means that certain Third Amendment to Amended and Restated Credit Agreement dated as of May 29, 2009, among the Borrower, Royal Bank of Canada, as Administrative Agent, Collateral Agent and as a Lender, KeyBank National Association, as Documentation Agent and the Lenders party thereto comprising Required Lenders.”

1.2       Section 2.11(d). Section 2.11(d) of the Credit Agreement is amended to read in its entirety as follows:

“(d)      If at any time insufficient funds are received by and available to the Administrative Agent to pay fully the Obligations, or if an Event of Default exists, any payment or prepayment shall be applied in the following order: (i) to the payment of enforcement expenses incurred by the Administrative Agent, including Attorney Costs; (ii) to the ratable payment of all fees, expenses and indemnities (including amounts payable under Article III) for which the Administrative Agent, Lenders or Approved Hedge Counterparty have not been paid or reimbursed in accordance with the Loan Documents or Approved Hedge Counterparty Swap Contract (as used in this Section 2.11(d)(ii), a “ratable payment” for any Lender, the Administrative Agent or Approved Hedge Counterparty shall be, on any date of determination, that proportion which the portion of the total fees, expenses and indemnities owed to such Lender, the Administrative Agent or Approved Hedge Counterparty bears to the total aggregate fees, expenses and indemnities owed to all Lenders, the Administrative Agent and Approved Hedge Counterparty on such date of determination); (iii) to the ratable payment of accrued and unpaid Letter of Credit fees, the Outstanding Amount of L/C Borrowings, accrued and unpaid interest on, and principal of, the Outstanding Amount of Revolving Loans and the Outstanding Amount of Obligations under Lender Hedging Agreements; (it being understood that for purposes of this clause (iii) the Outstanding Amount of Obligations under Lender Hedging Agreements refers to payments owing in connection with an Early Termination Date as defined in the 2002 Master Agreement form promulgated by the ISDA (or equivalent type payment obligation if some other form of Swap Contract is in effect)(as used in this Section 2.11(d)(iii), “ratable payment” means for any Lender (or Lender Affiliate, in the case of Lender Hedging Agreements or the Approved Hedge Counterparty, in the case of an Approved Hedge Counterparty Swap Contract), on any date of determination, that proportion which the accrued and unpaid Letter of Credit fees, the Outstanding Amount of L/C Borrowings, accrued and unpaid interest on, and principal of, the Outstanding Amount of Revolving Loans and the Outstanding Amount of Obligations under Lender Hedging Agreements owed to such Lender (or Lender Affiliate, in the case of Lender Hedging Agreements or the Approved Hedge Counterparty, in the case of an Approved Hedge Counterparty Swap Contract) bears to the accrued and unpaid Letter of Credit fees, the Outstanding Amount of L/C

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Borrowings, accrued and unpaid interest on, and principal of, the Outstanding Amount of Revolving Loans and the Outstanding Amount of Obligations under Lender Hedging Agreements owed to all Lenders)(and Affiliates, in the case of Lender Hedging Agreements or the Approved Hedge Counterparty, in the case of an Approved Hedge Counterparty Swap Contract)); (iv) to Cash Collateralize the Letters of Credit; and (v) to the payment of the remaining Obligations, if any, in the order and manner the Required Lenders deem appropriate. Subject to Section 2.14(g), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause (iv) above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.”

1.3       Section 2.13. Section 2.13 of the Credit Agreement is amended to read in its entirety as follows:

“2.13    Pari Passu Lien Securing Lender Hedging Obligations. All Obligations arising under the Loan Documents, including, without limitation, Obligations under this Agreement and Obligations under any Lender Hedging Agreement (but not Indebtedness of any Loan Party owing to any non-Lender, non-Lender Affiliate or any Person other than the Approved Hedge Counterparty which enters into a Swap Contract with the Borrower or any other Loan Party), shall be secured pari passu by the Collateral. No Lender, any Affiliate of a Lender or the Approved Hedge Counterparty shall have any voting rights under any Loan Document as a result of the existence of obligations owed to it under any such Lender Hedging Agreement.”

1.4       Section 7.03(a)(i). Section 7.03(a)(i) of the Credit Agreement is amended to read in its entirety as follows:

“(i)       that the Swap Contract shall not contain any provision (a) exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party and (b) requiring any Company at any time or under any circumstance to post any cash collateral or letter of credit or grant a Lien of any collateral to secure any Company’s obligations under such Swap Contract (except for Lender Hedging Agreements which shall be secured by a pari passu Lien on the Collateral as provided in Section 2.13 but which shall not be secured by any other or additional collateral; provided further in no event may any Approved Hedge Counterparty Swap Contract require any Company at any time or under any circumstance to post any cash collateral or letter of credit as long as this Agreement is in effect);.”

Paragraph 2. Effective Date. This Third Amendment shall not become effective until the date (such date, the “Third Amendment Effective Date”) the Administrative Agent receives all of the agreements, documents, certificates, instruments, and other items described below:

(a)        this Third Amendment, executed by the Borrower, the Guarantors, the Administrative and the Required Lenders;

(b)       from the Borrower and the existing Guarantors, such certificates of secretary, assistant secretary, manager, or general partner, as applicable, as the Administrative Agent may require, certifying (i) resolutions of its board of directors, managers or members (or their equivalent) authorizing the execution and performance of this Third Amendment and the other Loan Documents which such Person is executing in connection herewith, (ii) the incumbency and signature of the officer executing such

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documents, and (iii) no change in such Person's organizational documents since November 15, 2007, other than the Amendment No. 1 to the Partnership Agreement (MLP) effective as of January 1, 2008;

(c)        fees and expenses required to be paid pursuant to Paragraph 5 of this Third Amendment, to the extent invoiced prior to the Third Amendment Effective Date; and

(d)       such other assurances, certificates, documents and consents as the Administrative Agent may require.

Paragraph 3.    Acknowledgment and Ratification. The Borrower and the Guarantors each (i) consent to the agreements in this Third Amendment and (ii) agree and acknowledge that the execution, delivery, and performance of this Third Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Borrower or any Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, as amended and waived hereby, and all rights thereunder are hereby ratified and confirmed.

Paragraph 4.    Representations. The Borrower and the Guarantors each represent and warrant to the Administrative Agent and the Lenders that as of the Third Amendment Effective Date and after giving effect to the waivers and amendments set forth in this Third Amendment (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Default or Event of Default exists.

Paragraph 5.    Expenses. The Borrower shall pay on demand all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Third Amendment, including, without limitation, Attorney Costs in connection with the negotiation, preparation, delivery, and execution of this Third Amendment and any related documents, filing and recording costs, and the costs of title insurance endorsements, if any.

Paragraph 6.	Miscellaneous.

(a)        This Third Amendment is a “Loan Document” referred to in the Credit Agreement. The provisions relating to Loan Documents in Article X of the Credit Agreement are incorporated in this Third Amendment by reference. Unless stated otherwise (i) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (ii) headings and captions may not be construed in interpreting provisions, (iii) this Third Amendment will be construed, and its performance enforced, under New York law and applicable federal law, (iv) if any part of this Third Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (v) this Third Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

Paragraph 7.    ENTIRE AGREEMENT. THIS THIRD AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Paragraph 8.    Parties. This Third Amendment binds and inures to the benefit of the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Documentation Agent, the Lenders, and their respective successors and assigns.

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Paragraph 9.    Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Third Amendment.

Paragraph 10.  Release. As additional consideration for the execution, delivery and performance of this Third Amendment by the parties hereto and to induce the Administrative Agent, the Collateral Agent and the Lenders to enter into this Third Amendment, the Borrower warrants and represents to the Administrative Agent, the Collateral Agent and the Lenders that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against the Administrative Agent, the Collateral Agent or any Lender or any defense to (i) the payment of Obligations under the Revolving Notes and/or the Loan Documents, or (ii) the performance of any of its obligations with respect to the Revolving Notes and/or the Loan Documents. In the event any such facts, events, statuses or conditions exist or have existed, Borrower unconditionally and irrevocably hereby RELEASES, RELINQUISHES and forever DISCHARGES Administrative Agent, the Collateral Agent and the Lenders, as well as their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, of and from any and all claims, demands, actions and causes of action of any and every kind or character, past or present, which Borrower may have against any of them or their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives arising out of or with respect to (a) any right or power to bring any claim for usury or to pursue any cause of action based on any claim of usury, and (b) any and all transactions relating to the Loan Documents occurring prior to the date hereof, including any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of any of them, and their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, including any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander or conspiracy, but in each case only to the extent permitted by applicable Law.

The parties hereto have executed this Third Amendment in multiple counterparts to be effective as of the Third Amendment Effective Date.

Remainder of Page Intentionally Blank

Signature Pages to Follow.

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            IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the Third Amendment Effective Date.

BORROWER:

QUEST CHEROKEE, LLC,
as Borrower

By:	/s/ David Lawler
David Lawler
President

GUARANTORS:

QUEST ENERGY PARTNERS, L.P.,
as a Guarantor

By:	QUEST ENERGY GP, LLC,
Its General Partner

	By:	/s/ David Lawler
David Lawler,
President

QUEST CHEROKEE OILFIELD SERVICE, LLC,
as a Guarantor

By:	QUEST CHEROKEE, LLC,
Its Sole Member

	By:	/s/ David Lawler
David Lawler,
President

Signature Page 1

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AGREED TO AS OF THE THIRD
AMENDMENT EFFECTIVE DATE:	ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA,
as Administrative Agent and Collateral Agent

	By:	/s/ Susan Khokher
	Name:	Susan Khokher
	Title:	Manager, Agency

Signature Page 2

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AGREED TO AS OF THE THIRD
AMENDMENT EFFECTIVE DATE:	L/C ISSUER AND LENDER:

ROYAL BANK OF CANADA, as a Lender
and L/C Issuer

	By:	/s/ Jason York
	Name:	Jason York
	Title:	Authorized Signatory

Signature Page 3

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AGREED TO AS OF THE THIRD
AMENDMENT EFFECTIVE DATE:	KEYBANK NATIONAL ASSOCIATION,
as Documentation Agent and a Lender

	By:	/s/ Todd Coker
	Name:	Todd Coker
	Title:	Assistant Vice President

Signature Page 4

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AGREED TO AS OF THE THIRD
AMENDMENT EFFECTIVE DATE:	U.S. BANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Bruce E. Hernandez
	Name:	Bruce E. Hernandez
	Title:	Vice President

Signature Page 5

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AGREED TO AS OF THE THIRD
AMENDMENT EFFECTIVE DATE:	SOCIÉTÉ GÉNÉRALE, as a Lender

	By:	/s/ Stephen W. Warfel
	Name:	Stephen W. Warfel
	Title:	Managing Director

Signature Page 6

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AGREED TO AS OF THE THIRD
AMENDMENT EFFECTIVE DATE:	WACHOVIA BANK, N.A., as a Lender

By:
Name:
Title:

Signature Page 7

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AGREED TO AS OF THE THIRD
AMENDMENT EFFECTIVE DATE:	COMERICA BANK, as a Lender

	By:	/s/ Peter L. Sefzik
	Name:	Peter L. Sefzik
	Title:	Senior Vice President

Signature Page 8

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AGREED TO AS OF THE THIRD
AMENDMENT EFFECTIVE DATE:	AMEGY BANK, N.A., as a Lender

	By:	/s/ Stewart T. Lang
	Name:	Stewart T. Lang
	Title:	VP Energy

Signature Page 9

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AGREED TO AS OF THE THIRD
AMENDMENT EFFECTIVE DATE:	RZB FINANCE, LLC, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page 10

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EXHIBIT A

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

AND

COLLATERAL AGENCY AGREEMENT

Amending and Restating Intercreditor Agreement dated July 11, 2008

Among

ROYAL BANK OF CANADA,

as First Lien Agent,

ROYAL BANK OF CANADA,

as Second Lien Agent,

BP CORPORATION NORTH AMERICA, INC.,

as Approved Hedge Counterparty

ROYAL BANK OF CANADA,

as Collateral Agent

and

QUEST CHEROKEE, LLC,

as an Obligor

Dated as of June __, 2009

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Exhibit A Page i

TABLE OF CONTENTS

ARTICLE 1 – DEFINITIONS	3
Section 1.01. Defined Terms	3
Section 1.02. Headings	9
Section 1.03. Terms Generally.	9
ARTICLE 2 – LIEN PRIORITIES.	9
Section 2.01. Subordination of Second Liens.	9
Section 2.02. Nature of First Lien Obligations	10
Section 2.03 Status of Liens: Collateral.	10
Section 2.04. Agreements Regarding Actions to Perfect Liens.	11
Section 2.05. Legends.	12
Section 2.06 No New Second Liens	12
Section 2.07. Similar Liens and Agreements	12
ARTICLE 3 – ENFORCEMENT RIGHTS	13
Section 3.01. Separate Debts	13
Section 3.02. Limits of Enforcement of Second Lien	13
Section 3.03. Election to Pursue Remedies	14
Section 3.04. Duty of Collateral Agent.	14
Section 3.05 Standstill and Waivers	15
Section 3.06. Judgment Secured Parties	16
Section 3.07. Cooperation	16
Section 3.08. No Additional Rights For the Borrower Hereunder	16
Section 3.09. Actions Upon Breach.	16
ARTICLE 4 – APPLICATION OF PROCEEDS OF COLLATERAL; DISPOSITIONS AND RELEASES OF COLLATERAL; INSPECTION AND INSURANCE	17
Section 4.01. Notices under Related Documents.	17
Section 4.02. Voting Procedure.	17

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Section 4.03. Application of Proceeds; Turnover Provisions	17
Section 4.04. Payments by Collateral Agent	19
Section 4.05. Notice of Amount of Obligations	19
Section 4.06. Pro Rata Treatment; Participations	19
Section 4.07. Release of Collateral.	20
Section 4.08. Releases of Second Lien.	20
Section 4.09. Form and Sufficiency of Release	20
Section 4.10. Inspection Rights and Insurance.	21
ARTICLE 5 – INSOLVENCY PROCEEDINGS	21
Section 5.01. Filing of Motions	21
Section 5.02. Financing Matters	22
Section 5.03. Relief From the Automatic Stay	22
Section 5.04. Adequate Protection	22
Section 5.05. Avoidance Issues	23
Section 5.06. Asset Dispositions in an Insolvency Proceeding	23
Section 5.07. Grants of Security and Separate Classification	23
Section 5.08. No Waivers of Rights of First Lien Secured Parties	24
Section 5.09. Plans of Reorganization	24
Section 5.10. Other Matters	24
Section 5.11. Effectiveness in Insolvency Proceedings	24
ARTICLE 6 – SECOND LIEN DOCUMENTS AND FIRST LIEN DOCUMENTS.	24
Section 6.01. Restriction on Second Lien Document Amendments	24
Section 6.02. Restriction on First Lien Document Amendment	24
Section 6.03. Application of First Lien Security Document Amendments to Second Lien Security Documents	25
Section 6.04. Restriction on Second Lien Agreement Amendments	25

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Section 6.05. Authorization of Actions to be Taken by Collateral Agent under the Security Documents	25
Section 6.06. Authorization of Receipt of Funds by Collateral Agent under Security Documents	26
Section 6.07. Property of Obligors and Owners	26
Section 6.08. Secured Party Dealings; Good Faith	26
Section 6.09. Production Proceeds Prior to Triggering Event	26
ARTICLE 7 – RELIANCE; WAIVERS, ETC.	27
Section 7.01. Reliance	27
Section 7.02. No Warranties or Liability	27
Section 7.03. No Waivers	27
ARTICLE 8 – OBLIGATIONS UNCONDITIONAL.	27
Section 8.01. First Lien Obligations Unconditional	27
Section 8.02. Second Lien Obligations Unconditional	28
ARTICLE 9 – MISCELLANEOUS.	28
Section 9.01 Authority	28
Section 9.02 Termination/Withdrawal/Redesignation of Contracts.	28
Section 9.03. Conflicts	29
Section 9.04. Marshaling	29
Section 9.05 Additional Parties	29
Section 9.06. Continuing Nature of Provisions	29
Section 9.07. Amendments	29
Section 9.08. Information Concerning Financial Condition of the Borrower and the other Obligors	30
Section 9.09. Payment of Expenses and Taxes; Indemnification	30
Section 9.10. Governing Law	31
Section 9.11. Submission to Jurisdiction; Waivers.	31
Section 9.12. Notices	32

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Exhibit A Page iv

Section 9.13. Successors and Assigns	32
Section 9.14. Further Assurances	33
Section 9.15. Subrogation	33
Section 9.16. Application of Payments	33
Section 9.17. Specific Performance	33
Section 9.18. Headings	33
Section 9.19. Severability	33
Section 9.20. Counterparts; Integration; Effectiveness	33
Section 9.21. Entire Agreement	34
Section 9.22. Limitation by Law	34
Section 9.23. No Impairment	34
Section 9.24. Status of Obligations	34
Section 9.25. Counterclaims and Defenses by Obligors	34
Section 9.26. Amendment and Restatement	35
ARTICLE 10 – COLLATERAL AGENT.	35
Section 10.01. Appointment of Collateral Agent	35
Section 10.02. Nature of Duties of Collateral Agent	35
Section 10.03. Lack of Reliance on Collateral Agent.	35
Section 10.04. Certain Rights of Collateral Agent	36
Section 10.05. Reliance by Collateral Agent	36
Section 10.06. Collateral Agent's Reimbursements and Indemnification	36
Section 10.07. Collateral Agent in its Individual Capacity	37
Section 10.08. Secured Parties as Owners	37
Section 10.09. Successor Collateral Agent.	37
Section 10.10. Employment of Collateral Agent and Counsel	38
Section 10.11. Limitation on Liability of Secured Parties and Collateral Agent	38

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Exhibit A Page v

ANNEXES

Annex 1	Security Documents
Annex 2	Form of Supplemental Amended and Restated Intercreditor and Collateral Agency Agreement

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Exhibit A Page vi

AMENDED AND RESTATED INTERCREDITOR

AND COLLATERAL AGENCY AGREEMENT

THIS AMENDED AND RESTATED INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT dated as of June __, 2009 (the “Effective Date”) is entered into by and among ROYAL BANK OF CANADA, in its capacity as administrative and collateral agent (in such capacities, with its successors and assigns, the “First Lien Agent”) for the First Lien Lenders (as defined below), in its capacity as administrative agent and collateral agent (in such capacities, with its successors and assigns, the “Second Lien Agent”) for the Second Lien Lenders (as defined below), and as collateral agent for Secured Parties (as defined below) (in such capacity, “Collateral Agent”), QUEST CHEROKEE, LLC, a Delaware limited liability company (the “Borrower”), each of the other undersigned Obligors (as defined below), and the Approved Hedge Counterparty.

RECITALS

A.        The Borrower, the First Lien Agent and certain financial institutions (with their respective successors and assigns, the “First Lien Lenders”) are parties to an Amended and Restated Credit Agreement dated as of November 15, 2007, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of April 15, 2008, a Second Amendment to Amended and Restated Credit Agreement dated as of October 28, 2008 and a Third Amendment to Amended and Restated Credit Agreement of even date herewith (the “Third Amendment to First Lien Credit Agreement”)(as amended, supplemented, restated or otherwise modified from time to time, the “Existing First Lien Credit Agreement”), pursuant to which such financial institutions have agreed to make loans and issue letters of credit to or for the Borrower.

B.        The Borrower, the Second Lien Agent and certain lenders (with their respective successors and assigns, the “Second Lien Lenders”) are parties to a Second Lien Senior Term Loan Agreement dated as of July 11, 2008 (as amended, supplemented, restated or otherwise modified from time to time, the “Existing Second Lien Loan Agreement”), pursuant to which such financial institutions have made a term loan to the Borrower.

C.        Pursuant to the First Lien Security Documents (as defined below) Borrower and the other Obligors have granted liens and security interests in the Collateral (as defined below) in favor of the First Lien Agent on behalf of the First Lien Secured Parties, as security for the payment and performance of the First Lien Obligations (as defined below).

D.        Pursuant to the Second Lien Security Documents (as defined below) Borrower and the other Obligors have granted liens and security interests in the Collateral in favor of the Second Lien Agent, on behalf of Second Lien Secured Parties, as security for the payment and performance of the Second Lien Obligations (as defined below), which liens and security interests will be junior, subject and subordinated to the First Liens (as defined below).

E.        Pursuant to the Security Documents (as defined below) Borrower and the other Obligors have granted liens and security interests in the Collateral (i) in favor of the First Lien Agent, on behalf of the First Lien Secured Parties, as security for the payment and performance of the First Lien Obligations and (ii) in favor of the Second Lien Agent, on behalf of the Second Lien Secured Parties, as security for the payment and performance of the Second Lien Obligations, which liens and security interests will be junior, subject and subordinated to the First Liens.

Exhibit A Page 1

Intercreditor and Collateral

Agency Agreement

F.         Pursuant to that certain Intercreditor Agreement dated as of July 11, 2008 entered into among the First Lien Agent, on behalf of the First Lien Lenders, the Second Lien Agent, on behalf of the Second Lien Lenders, the Collateral Agent and the Borrower (the “Original Intercreditor Agreement”) (i) the First Lien Lenders agreed to permit the grant of the Second Liens (as defined below) on the terms and conditions of the Original Intercreditor Agreement and (ii) the Collateral Agent agreed to act as collateral agent for First Lien Secured Parties and Second Lien Secured Parties for the purposes of dealing with the Collateral and apportioning payments among the First Lien Secured Parties and the Second Lien Secured Parties with respect to proceeds thereof. Pursuant to Section 10.1 of the Original Intercreditor Agreement the First Lien Agent and the Second Lien Agent each appointed the Collateral Agent to act as collateral agent in connection with the Security Documents.

G.        Certain First Lien Lenders (or their Affiliates) have entered into Lender Hedging Agreements with Borrower. Borrower and such First Lien Lenders (or their Affiliates) desire to enter into novation or similar agreements pursuant to which the Approved Hedge Counterparty will be substituted as a counterparty for such First Lien Lender (or its Affiliate) and upon such novation or similar agreement such Lender Hedging Agreements will become Approved Hedge Counterparty Swap Contracts.

H.        In the future, Borrower and Approved Hedge Counterparty may enter into additional or supplemental Approved Hedge Counterparty Swap Contracts.

I.         The Approved Hedge Counterparty will not agree to enter into any novation or similar agreements to be substituted as a counterparty for any Lender (or Lender Affiliate) under any Lender Hedging Agreement and will not enter into any future Approved Hedge Counterparty Swap Contract unless the Approved Hedge Counterparty is entitled to share on a pro rata basis in the First Liens created pursuant to the First Lien Security Documents in the Collateral.

J.         Pursuant to the Third Amendment to First Lien Credit Agreement, the Required First Lien Lenders (as defined below) have amended the Existing First Lien Credit Agreement to provide that under the Existing First Lien Credit Agreement (i) the Approved Hedge Counterparty is a “Secured Party,” (ii) each Approved Hedge Counterparty Swap Contract is a “Lender Hedging Agreement,” (iii) all Approved Hedge Counterparty Obligations are “Obligations”.

K.        The Borrower, the First Lien Lenders and the Second Lien Lenders will all benefit from the Approved Hedge Counterparty entering into novation or similar agreements to be substituted as a counterparty for any Lender (or Lender Affiliate) under any Lender Hedging Agreement and from any future Approved Hedge Counterparty Swap Contract.

L.        The First Lien Lenders have authorized the First Lien Agent and the Second Lien Lenders have authorized the Second Lien Agent, on their respective behalf’s, to enter into this Agreement to amend and restate in its entirety the Original Intercreditor Agreement and to secure, inter alia, on a first lien basis the Approved Hedge Counterparty Obligations and the other First Lien Obligations and to secure on a second lien basis the Second Lien Obligations.

M.       The Approved Hedge Counterparty, the Borrower, the First Lien Agent, on behalf of the First Lien Lenders and the Second Lien Agent, on behalf of the Second Lien Lenders, and Collateral Agent are entering into this Agreement to amend and restate the Original Intercreditor Agreement in its entirety and to establish their relative rights with respect to payment of their respective Obligations owed by Borrower, to agree as to the exercise of certain remedies and to appoint a collateral agent for the purposes of dealing with the Security Documents and apportioning payments among Secured Parties and for other purposes as set forth herein.

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Agency Agreement

Exhibit A Page 2

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree to amend and restate the Original Intercreditor Agreement as follows:

ARTICLE 1 - DEFINITIONS

Section 1.01.      Defined Terms. The terms defined in the recitals shall have the meanings assigned to those terms in such recitals, and the following terms shall have the meanings assigned as follows:

“Additional Termination Event” has the meaning given that term in Section 4.06.

“Affiliate” means, as to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to be controlled by any other Person if such other Person possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

“Agreement” means the Original Intercreditor Agreement, as amended and restated by this Agreement and as it may be supplemented, modified or amended from time to time as permitted herein. Any references to the Original Intercreditor Agreement in any Transaction Document shall refer to this Agreement.

“Approved Hedge Counterparty” means BP Corporation North America, Inc. or any of its Affiliates.

“Approved Hedge Counterparty Obligations” means all obligations of any Obligor under all Approved Hedge Counterparty Swap Contracts, including all unpaid amounts, settlement amounts, indemnities, costs, expenses (including reasonable attorneys’ fees), interest on past due amounts and other liabilities and obligations then due and unpaid by such Obligor.

“Approved Hedge Counterparty Swap Contract” means (i) any Lender Hedging Agreement to which the Approved Hedge Counterparty has become a party by novation or otherwise and succeeded to the rights and obligations of a Lender or an Affiliate of a Lender and (ii) any Swap Contract entered into by the Approved Hedge Counterparty with the Borrower or any other Obligor.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

“Borrower” has the meaning given that term in the introductory paragraph.

“Borrowing Base Oil and Gas Properties” means those Oil and Gas Properties of the Borrower and each of the other Obligors that are subject to the Liens created by the Security Documents.

“Business Day” means any day other than a Saturday, Sunday, or other day on which commercial banks are authorized to close under the laws of New York, or are in fact closed.

“Cash Management Obligations” means, with respect to any Obligor, any obligations of such Obligor owed to the First Lien Agent or any First Lien Lender (or any of their respective Affiliates) in respect of treasury management arrangements, depositary or other cash management services.

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“Collateral” means the properties and rights described in the Security Documents as security for any of the Obligations, and shall include any amounts on deposit in any deposit account or securities account which have been pledged to secure all or any portion of the Obligations.

“Collateral Agent” has the meaning given that term in the introductory paragraph.

“Comparable Second Lien Security Document” means, in relation to any Collateral subject to any First Lien Security Document, that Second Lien Security Document that creates a security interest in the same Collateral, granted by the same Obligor, as applicable.

“DIP Financing” has the meaning given that term in Section 5.02.

“Effective Date” has the meaning given that term in the introductory paragraph.

“Enforcement Action” means, with respect to the Collateral, the exercise of any rights and remedies with respect to any Collateral securing the Obligations or the commencement or prosecution of enforcement of any of the rights and remedies under, as applicable, the First Lien Documents or the Second Lien Documents, or applicable law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the UCC of an applicable jurisdiction or under the Bankruptcy Code.

“Exempt LC” has the meaning given that term in Section 4.06.

“Existing First Lien Credit Agreement” has the meaning given that term in Recital A.

“Existing Second Lien Loan Agreement” has the meaning given that term in Recital B.

“First Lien Agent” has the meaning given that term in the introductory paragraph and includes any successor agent under any First Lien Agreement if the Existing First Lien Credit Agreement is replaced, refunded or refinanced.

“First Lien Agreement” means (i) the Existing First Lien Credit Agreement and (ii) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing First Lien Credit Agreement or any other agreement or instrument referred to in this clause (ii). Any reference to the First Lien Agreement hereunder shall be deemed a reference to any First Lien Agreement then extant.

“First Lien Collateral” means all assets, whether now owned or hereafter acquired by the Borrower or any other Obligor, in which a Lien is granted or purported to be granted in favor of First Lien Secured Parties or in favor of Collateral Agent for the benefit of First Lien Secured Parties, as security for any First Lien Obligation.

“First Lien Documents” means the First Lien Agreement, each Approved Hedge Counterparty Swap Contract and each First Lien Security Document.

“First Lien Lenders” has the meaning given that term in Recital A and includes any successor lenders under the Existing First Lien Credit Agreement and any successor lenders under any First Lien Agreement if the Existing First Lien Credit Agreement is replaced, refunded or refinanced.

“First Lien Obligation Triggering Event” means (i) the occurrence and continuance of an Event of Default under the First Lien Agreement or any similar provision(s) in any Approved Hedge Counterparty Swap Contract, (ii) Collateral Agent shall have received from the Approved Hedge Counterparty written notice (a) that either an event of default or a termination event has occurred and is continuing under one or more of its Approved Hedge Counterparty Swap Contracts, (b) that an early termination date has been designated as a result thereof, (c) that specifies the sum of all unpaid amounts and settlement payments then due as the result of the designation of such early termination date and the

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amount of interest and other amounts then due and payable by the Obligors in respect thereof, and (d) that the amount set forth in clause (c) has not been paid in full or discharged to the satisfaction of such Approved Hedge Counterparty, or (iii) Collateral Agent shall have received from the First Lien Agent written notice (y) that an “Event of Default” under the First Lien Agreement has occurred and is continuing and (z) that the unpaid principal amount of the notes under the First Lien Agreement and all interest accrued and unpaid thereon have been declared to be then due and payable.

“First Lien Obligations” means (i) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all loans made pursuant to the First Lien Agreement, (ii) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Interest) with respect to any letter of credit or similar instruments issued pursuant to the First Lien Agreement, (iii) all Hedging Obligations of any Obligor owed to a First Lien Secured Party including, without limitation, any Approved Hedge Counterparty Swap Contract, (iv) all Cash Management Obligations of any Obligor, and (v) all fees, expenses and other amounts payable from time to time pursuant to the First Lien Documents, in each of the foregoing cases whether or not allowed or allowable against any Obligor or their estates in an Insolvency Proceeding. To the extent any payment with respect to any First Lien Obligation (whether by or on behalf of any Obligor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Second Lien Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Lien Secured Parties and the Second Lien Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“First Lien Obligations Payment Date” means the first date on which (i) the First Lien Obligations (other than those that constitute Unasserted Contingent Obligations) have been indefeasibly paid in cash in full (or cash collateralized or defeased in accordance with the terms of the First Lien Documents), (ii) all commitments to extend credit under the First Lien Documents have been terminated, and (iii) there are no outstanding letters of credit or similar instruments issued under the First Lien Documents (other than such as have been cash collateralized or defeased in accordance with the terms of the First Lien Security Documents).

“First Lien Secured Parties” means the First Lien Agent, the First Lien Lenders (or their Affiliates), the Approved Hedge Counterparty and any other holders of First Lien Obligations, including replacement First Lien Lenders, and Collateral Agent, acting in its capacity as collateral agent for the benefit of First Lien Secured Parties under any Security Document.

“First Lien Security Documents” means each guaranty, mortgage, security agreement, pledge and control agreement listed on Annex 1 under Part 1 “First Lien Security Documents” and any other documents that are designated under the First Lien Agreement as “Collateral Documents” for purposes of this Agreement that grant a Lien in favor of First Lien Agent for the benefit of First Lien Secured Parties, or in favor of Collateral Agent, for the benefit of First Lien Secured Parties, to secure First Lien Obligations.

“First Liens” means (i) the first and prior liens and security interests granted in the Collateral in favor of the First Lien Agent on behalf of the First Lien Secured Parties, as security for the payment and performance of the First Lien Obligations and (ii) the first and prior liens and security interests granted in the Collateral in favor of the Collateral Agent on behalf of the First Lien Secured Parties, as security for the payment and performance of the First Lien Obligations.

“Hedging Obligations” means, with respect to any Obligor, any obligations of such Obligor owed to any First Lien Secured Party (or any of its Affiliates) or to any Second Lien Secured Party (or any of its Affiliates) in respect of any Lender Hedging Agreement, including all unpaid amounts,

Intercreditor and Collateral

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settlement amounts, indemnities, costs, expenses (including reasonable attorneys’ fees), interest on past due amounts and other liabilities and obligations then due and unpaid by any Obligor under such Lender Hedging Agreement.

“Indemnitee” has the meaning given that term in Section 9.09.

“Indemnified Liabilities” has the meaning given that term in Section 9.09.

“Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

“ISDA” means the International Swaps and Derivatives Association, Inc.

“Lender Hedging Agreement” means (i) a Swap Contract between Borrower and a First Lien Lender or an Affiliate of a First Lien Lender and (ii) an Approved Hedge Counterparty Swap Contract.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, deed to secure debt, lien, pledge, hypothecation, assignment, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset, and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Obligations” means the First Lien Obligations and the Second Lien Obligations.

“Obligors” means Borrower and each direct or indirect Affiliate or shareholder (or equivalent) of the Borrower or any of its Affiliates that is now or hereafter becomes a party to any Security Document.

“Oil and Gas Properties” means fee, leasehold or other interests in or under mineral estates or hydrocarbon leases with respect to properties situated in the United States of America, including overriding royalty and royalty interests, leasehold estate interests, net profits interests, production payment interests and mineral fee interests, together with contracts executed in connection therewith and all tenements, hereditaments, appurtenances and properties, real or personal, appertaining, belonging, affixed or incidental thereto.

“Original Intercreditor Agreement” has the meaning given that term in Recital F.

“Person” means, any person, individual, sole proprietorship, partnership, joint venture, corporation, limited liability company, unincorporated organization, association, institution, entity, party, including any government and any political subdivision, agency or instrumentality thereof.

“Post-Petition Interest” means any interest or entitlement to fees or expenses that accrues after the commencement of any Insolvency Proceeding, whether or not allowed or allowable in any such Insolvency Proceeding.

“Principal Agreements” means collectively the Principal First Lien Agreements and the Principal Second Lien Agreements.

“Principal First Lien Agreements” means Approved Hedge Counterparty Swap Contracts and the First Lien Agreement.

“Principal Second Lien Agreements” means the Second Lien Agreement.

“Proved Reserves” means “Proved Reserves” as defined in the Definitions for Oil and Gas reserves promulgated by the Society of Petroleum Engineers (or any generally recognized successor) as in effect at the time in question.

Intercreditor and Collateral

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Exhibit A Page 6

“PV10” means the present worth of future net income, discounted to present value at the simple interest rate of ten percent (10%) per year.

“Recovery” has the meaning given that term in Section 5.05.

“Required First Lien Lenders” means “Required Lenders” as defined in the Existing First Lien Credit Agreement and includes any comparable defined term under any First Lien Agreement if the Existing First Lien Credit Agreement is replaced, refunded or refinanced.

“Required First Lien Secured Parties” has the meaning given that term in Section 4.02(a).

“Reserve Report” means a report prepared by an internal petroleum engineer of the Borrower regarding the Proved Reserves attributable to the Borrowing Base Oil and Gas Properties, using the criteria and parameters required by and acceptable to the Securities and Exchange Commission and incorporating the present cost of appropriate plugging and abandonment obligations to be incurred in the future, taking into account any plugging and abandonment fund required to be accrued or established by Borrower out of cash flow from the Borrowing Base Oil and Gas Properties covered by such report with respect to such future obligations.

“Second Lien Agent” has the meaning given that term in the introductory paragraph and includes any successor agent under any Second Lien Agreement if the Existing Second Lien Loan Agreement is replaced, refunded or refinanced.

“Second Lien Agreement” means (i) the Existing Second Lien Loan Agreement and (ii) any other credit agreement, loan agreement, note agreement, promissory note, indenture, or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing Second Lien Loan Agreement or other agreement or instrument referred to in this clause (ii). Any reference to the Second Lien Agreement hereunder shall be deemed a reference to any Second Lien Agreement then extant.

“Second Lien Collateral” means all assets, whether now owned or hereafter acquired by the Borrower or any other Obligor, in which a Lien is granted or purported to be granted in favor of Second Lien Secured Parties, or in favor Collateral Agent for the benefit of Second Lien Secured Parties, as security for any Second Lien Obligation.

“Second Lien Documents” means each Second Lien Agreement and each Second Lien Security Document

“Second Lien Lenders” has the meaning given that term in Recital B and includes any successor lenders under the Existing Second Lien Loan Agreement and any successor lenders under any Second Lien Agreement if the Existing Second Lien Loan Agreement is replaced, refunded or refinanced.

“Second Lien Obligation Triggering Event” means (i) the occurrence and continuance of an Event of Default under the Second Lien Agreement or any similar provision(s) in any Lender Hedging Agreement, or (ii) Collateral Agent shall have received from the Second Lien Agent written notice (a) that an “Event of Default” under the Second Lien Agreement has occurred and is continuing and (b) that the unpaid principal amount of the notes under the Second Lien Agreement and all interest accrued and unpaid thereon have been declared to be then due and payable.

“Second Lien Obligations” means (i) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all indebtedness under the Second Lien Agreement, (ii) Hedging Obligations of any Obligor owed to a Second Lien Secured Party; and (iii) all fees, expenses and other amounts payable from time to time pursuant to the Second Lien Documents, in each case

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whether or not allowed or allowable against any Obligor or their estates in an Insolvency Proceeding. To the extent any payment with respect to any Second Lien Obligation (whether by or on behalf of any Obligor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Lien Secured Parties and the Second Lien Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“Second Lien Secured Parties” means the Second Lien Agent, the Second Lien Lenders (or their Affiliates), and any other holders of Second Lien Obligations, including replacement Second Lien Lenders, and Collateral Agent, acting in its capacity as collateral agent for the benefit of Second Lien Secured Parties under any Security Document.

“Second Lien Security Documents” means each guaranty, mortgage, security agreement, pledge and control agreement listed on Annex 1 under Part 2 “Second Lien Security Documents” and any other documents that are designated under the Second Lien Agreement as “Collateral Documents” for purposes of this Agreement that grant a Lien in favor of Second Lien Agent for the benefit of Second Lien Secured Parties, or in favor of Collateral Agent, for the benefit of Second Lien Secured Parties, to secure Second Lien Obligations.

“Second Liens” means (i) the second and junior liens and security interests granted in the Collateral in favor of the Second Lien Agent on behalf of the Second Lien Secured Parties, as security for the payment and performance of the Second Lien Obligations and (ii) the second and junior liens and security interests granted in the Collateral in favor of the Collateral Agent on behalf of the Second Lien Secured Parties, as security for the payment and performance of the Second Lien Obligations.

“Secured Parties” means the First Lien Secured Parties and the Second Lien Secured Parties.

“Security Documents” means the guaranties, deeds of trust, mortgages, security agreements, pledge agreements, and related financing statements listed on Annex 1.

“Standstill Period” has the meaning given that term in Section 3.02(a)(i).

“Swap Contract” means (a) any and all interest rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the ISDA, any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Third Amendment to First Lien Credit Agreement” has the meaning given that term in Recital A.

“Transaction Documents” means this Agreement, the Principal Agreements and the Security Documents.

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“Triggering Event” shall mean either a First Lien Obligation Triggering Event or a Second Lien Obligation Triggering Event.

“Unasserted Contingent Obligations” shall mean, at any time, First Lien Obligations or Second Lien Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding (i) the principal of, and interest and premium (if any) on, and fees and expenses relating to, any First Lien Obligation or Second Lien Obligation, as the case may be, and (ii) contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and, in the case of First Lien Obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

Section 1.02.    Headings. Article and section headings of this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Agreement.

Section 1.03.    Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, renewed, replaced, increased, restated or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns; provided such successors and assigns are permitted by the Principal Agreement to which such Person is a party and such Person complies with Section 9.25 hereof, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (d) all references herein to Recitals, Articles, Sections, Exhibits and Annexes shall be construed to refer to Recitals, Articles and Sections of, and Exhibits and Annexes to, this Agreement unless otherwise indicated.

ARTICLE 2 – LIEN PRIORITIES.

Section 2.01.	Subordination of Second Liens.

(a)        Any and all Liens now existing or hereafter created or arising in favor of any Second Lien Secured Party, or in favor of Collateral Agent for the benefit of Second Lien Secured Parties, securing the Second Lien Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, are expressly junior in priority, operation and effect to any and all Liens now existing or hereafter created or arising in favor of the First Lien Secured Parties, or in favor of Collateral Agent for the benefit of First Lien Secured Parties, securing the First Lien Obligations, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Second Lien Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other Liens or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the UCC or any applicable law or any First Lien Document or Second Lien Document or any other circumstance whatsoever and (iii) the fact that any such Liens in favor of any First Lien Secured Party or in favor of the Collateral Agent for the benefit of First Lien Secured Parties securing any of the First Lien Obligations are

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(x) subordinated to any Lien securing any obligation of any Obligor other than the Second Lien Obligations or (y) otherwise subordinated, voided, avoided, invalidated or lapsed.

No First Lien Secured Party or Second Lien Secured Party shall object to or contest, or support any other Person in contesting or objecting to, in any proceeding (including without limitation, any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of any security interest in the Collateral granted to the other or to the Collateral Agent. Notwithstanding any failure by any First Lien Secured Party or Second Lien Secured Party or by Collateral Agent on their behalf to perfect its security interests in the Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to the First Lien Secured Parties or the Second Lien Secured Parties, or to the Collateral Agent for their benefit, the priority and rights as between the First Lien Secured Parties and the Second Lien Secured Parties with respect to the Collateral and proceeds thereof shall be as set forth herein.

Section 2.02.	Nature of First Lien Obligations.

(a)        The Second Lien Agent on behalf of itself and the other Second Lien Secured Parties acknowledges that all or a portion of the First Lien Obligations are revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that subject to Section 6.02 the terms of the First Lien Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the First Lien Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Second Lien Secured Parties and without affecting the provisions hereof. The Lien priorities provided in Section 2.01 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the First Lien Obligations or the Second Lien Obligations, or any part thereof.

(b)       First Lien Agent under any First Lien Agreement, on behalf of itself and the other First Lien Lenders, consents to Obligor entering into Approved Hedge Counterparty Swap Contracts and agrees that each of such Swap Contracts is a Lender Hedging Agreement.

Section 2.03	Status of Liens: Collateral.

(a)        Each of the Approved Hedge Counterparty, First Lien Agent, for itself and on behalf of the First Lien Lenders, and Second Lien Agent, for itself and on behalf of the Second Lien Lenders, agrees that, subject to Section 4.03 and notwithstanding anything to the contrary contained in any First Lien Document or Second Lien Document, (i) all First Lien Secured Parties shall rank pari passu in priority with respect to any First Lien on any Collateral securing the First Lien Obligations, and (ii) all First Liens on any Collateral securing any First Lien Obligations shall rank pari passu with one another.

(b)       Each of the Approved Hedge Counterparty and First Lien Agent, for itself and on behalf of the First Lien Lenders, agrees (i) that if any such Person takes any additional Collateral in respect of any First Lien Obligations, such Person shall take any and all action necessary to create and perfect First Liens on any such Collateral in favor of the other First Lien Lenders for the equal and ratable benefit of all First Lien Lenders (subject to Section 4.03), including, without limitation, executing and delivering mortgages, security agreements, financing statements, amendments to financing statements, and any other agreements, documents, certificates or instruments necessary to accomplish the foregoing and (ii) to take any and all action necessary to create and perfect Second Liens on any such Collateral in favor of the Second Lien Lenders for the equal and ratable benefit of all Second Lien Lenders (subject to Section 4.03).

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(c)        Each of the Approved Hedge Counterparty, First Lien Agent, for itself and on behalf of the First Lien Lenders, and Second Lien Agent, for itself and on behalf of the Second Lien Lenders, agrees to take any and all action necessary to cause Collateral Agent to be designated as the sole secured party for the benefit of the Approved Hedge Counterparty, First Lien Agent, First Lien Lenders, Second Lien Agent and Second Lien Lenders, in respect of any Lien on any Collateral securing the First Lien Obligations or the Second Lien Obligations, including, without limitation, executing and delivering mortgages, security agreements, financing statements, amendments to financing statements, and any other agreements, documents, certificates or instruments evidencing or required or permitted to be filed to create or perfect a Lien on Collateral.

(d)       Each of the Approved Hedge Counterparty, First Lien Agent, for itself and on behalf of the First Lien Lenders, Second Lien Agent, for itself and on behalf of the Second Lien Lenders and each Obligor will from time to time sign, execute, deliver and file, alone or with Collateral Agent or any other Secured Party or any other Obligor, and hereby authorizes Collateral Agent to file, any financing statements or security agreements pertaining to the Collateral, or any part thereof; and take all further action that may be necessary or desirable, or that Collateral Agent may reasonably request, to confirm, perfect, preserve and protect the security interests intended to be granted under the Security Documents, and in addition, each of the Secured Parties and the Obligors hereby authorizes Collateral Agent to execute and deliver on behalf of such Person and to file such other financing statements or security agreements without the signature of such Person either in Collateral Agent's name or in the name of such Person and as agent and attorney-in-fact for such Person. Each Secured Party and each Obligor shall do all such additional and further acts or things, give such assurances and execute such agreements, documents, certificates or instruments as Collateral Agent requires to vest more completely in and assure to Collateral Agent and Secured Parties their rights under this Agreement (including this Section 2.03), including, without limiting the generality of the foregoing, marking conspicuously each note or other instrument evidencing the First Lien Obligations and Second Lien Obligations with the legend described in Section 2.05(b) and, at the request of Collateral Agent, each of its records pertaining to the Collateral with such legend.

Section 2.04.	Agreements Regarding Actions to Perfect Liens.

(a)        The Second Lien Agent on behalf of itself and the other Second Lien Secured Parties agrees that UCC-1 financing statements, mortgages, patent, trademark or copyright filings or other filings or recordings filed or recorded by or on behalf of the Second Lien Agent shall be in form satisfactory to the First Lien Agent.

(b)       The Collateral Agent hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the UCC) over Collateral pursuant to the First Lien Security Documents, such possession or control is also for the benefit of the Second Lien Agent and the other Second Lien Secured Parties for purposes of perfecting their security interest in such Collateral. Nothing in the preceding sentence shall be construed to impose any duty on the Collateral Agent (or any third party acting on its behalf) with respect to such Collateral or provide the Second Lien Agent or any other Second Lien Secured Party with any rights with respect to such Collateral beyond those specified in this Agreement and the Second Lien Security Documents; provided that subsequent to the occurrence of the First Lien Obligations Payment Date, the Collateral Agent shall promptly deliver written notice of the occurrence of same to Second Lien Agent and shall (x) deliver to the Second Lien Agent, at the Borrower's sole cost and expense, the Collateral in its possession or control together with any necessary endorsements to the extent required by the Second Lien Documents, and shall deliver to Borrower written notice of such action, or (y) direct and deliver such Collateral as a court of competent jurisdiction otherwise directs, and provided further that the provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Lien Secured Parties and the Second

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Lien Secured Parties, and shall not impose on the Collateral Agent or the First Lien Secured Parties any obligations in respect of the disposition of any Collateral (or any proceeds thereof) that would conflict with prior perfected Liens or any claims thereon in favor of any other Person that is not a Secured Party.

Section 2.05.	Legends.

(a)        The Collateral Agent, First Lien Agent (on behalf of itself and the other First Lien Secured Parties) and Second Lien Agent (on behalf of itself and the other Second Lien Secured Parties) agree that all mortgages, deeds of trust, deeds and similar instruments (collectively, “mortgages”) now or hereafter filed against real property in favor of Second Lien Agent or Collateral Agent for the benefit of the Second Lien Secured Parties, including without limitation all Security Documents, shall be in form satisfactory to the First Lien Agent and shall contain the following notation: “ALL LIENS GRANTED BY THIS INSTRUMENT SHALL, TO THE EXTENT SET FORTH IN THE INTERCREDITOR AGREEMENT DATED JULY 11, 2008 BY AND AMONG QUEST CHEROKEE, LLC, ROYAL BANK OF CANADA, AS FIRST LIEN AGENT, ROYAL BANK OF CANADA, AS SECOND LIEN AGENT AND PARTIES THERETO, BE SUBORDINATE AND JUNIOR TO ALL LIENS GRANTED BY GRANTOR TO SECURE THE FIRST LIEN OBLIGATIONS REGARDLESS OF THE RELATIVE PRIORITY OF SUCH LIENS, SUCH INTERCREDITOR AGREEMENT BEING INCORPORATED HEREIN AND BY THIS REFERENCE BEING MADE A PART HEREOF.”

(b)       Upon written request from the Collateral Agent, each Secured Party shall mark, or cause to be marked, at all times on each note or other instrument evidencing the Obligations to which it is a holder a legend, in form and substance satisfactory to Collateral Agent, indicating that with respect to Obligations of an Obligor, the rights, remedies and obligations of the Obligors and the holders of such note or other instrument shall be limited by and subject to the terms of this Agreement.

Section 2.06     No New Second Liens. So long as the First Lien Obligations Payment Date has not occurred, the parties hereto agree that no Second Lien Secured Party shall acquire or hold any Lien on any assets of any Obligor securing any Second Lien Obligation which assets are not also subject to a First Lien in favor of the First Lien Secured Parties under the First Lien Documents or under Security Documents. If any Second Lien Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Obligor securing any Second Lien Obligation which assets are not also subject to a First Lien in favor of the First Lien Secured Parties under the First Lien Documents, then the Second Lien Agent (or the relevant Second Lien Secured Party) shall, and shall be deemed to have, without the need for any further consent of any other Second Lien Secured Party and notwithstanding anything to the contrary in any other Second Lien Document be deemed to hold and have held such Lien for the benefit of the First Lien Agent as security for the First Lien Obligation and shall assign such Lien to the Collateral Agent or the First Lien Agent (in which case the Second Lien Agent may retain a junior Second Lien on such assets subject to the terms hereof).

Section 2.07.    Similar Liens and Agreements. The parties hereto agree that it is their intention that the First Lien Collateral and the Second Lien Collateral be identical. To the extent that, notwithstanding this Section 2.07, the First Lien Collateral and Second Lien Collateral are not identical, the Second Lien Agent, on behalf of Second Lien Secured Parties, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens on Second Lien Collateral that is not First Lien Collateral, shall be subject to Section 4.03. In furtherance of the foregoing, the parties hereto agree, subject to the other provisions of this Agreement:

(a)        upon reasonable request by the First Lien Agent or the Second Lien Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First Lien Collateral and the Second Lien Collateral and the

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steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Lien Documents and the Second Lien Documents;

(b)       that the documents and agreements creating or evidencing the First Lien Collateral and the Second Lien Collateral and guarantees for the First Lien Obligations and the Second Lien Obligations shall be Security Documents or otherwise in all material respects the same forms of documents other than with respect to the First Lien and Second Lien nature of the obligations and Collateral thereunder; and

(c)        that in the event either First Lien Agent shall obtain or record any First Lien Documents in favor of First Lien Agent granting Liens on Collateral to secure First Lien Obligations, or Second Lien Agent shall obtain or record any Second Lien Documents in favor of Second Lien Agent granting Liens on Collateral to secure Second Lien Obligations, and such First Lien Documents or Second Lien Documents are not Security Documents, then First Lien Agent or Second Lien Agent, as the case may be, shall notify the other of such documentation and provide a copy thereof.

ARTICLE 3            ENFORCEMENT RIGHTS

Section 3.01.    Separate Debts. The amounts payable by the Obligors to each Secured Party at any time under any of the Principal Agreements to which such Secured Party is a party shall be separate and independent debts, and each Secured Party shall be entitled to enforce any right arising out of the applicable Principal Agreement to which it is a party, subject to the terms thereof and of this Agreement. First Lien Agent, for itself and on behalf of the First Lien Lenders, and Second Lien Agent, for itself and on behalf of the Second Lien Lenders and Approved Hedge Counterparty each hereby agrees that no Secured Party other than Collateral Agent (in its capacity as such) shall have any right individually to realize upon any Liens granted under the Security Documents, it being understood and agreed that such remedies may be exercised only by Collateral Agent for the ratable benefit of Secured Parties.

Section 3.02.    Limits of Enforcement of Second Lien. Until the First Lien Obligations Payment Date has occurred, whether or not a Insolvency Proceeding has been commenced by or against any Obligor:

(a)        The Second Lien Agent and the Second Lien Secured Parties (and Collateral Agent, on behalf of Second Lien Agent or Second Lien Secured Parties, under any Security Document):

(i)        will not exercise or seek to exercise any rights or remedies (including setoff) with respect to the Collateral (including, without limitation, the exercise of any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Second Lien Agent or any Second Lien Secured Party is a party), or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided, however, that the Second Lien Agent may exercise (and direct Collateral Agent to exercise, pursuant to any Security Document) any or all such rights and remedies of Second Lien Secured Parties under any Second Lien Security Document after the passage of a period of 179 days from the date of delivery of a notice in writing to the First Lien Agent and Approved Hedge Counterparty that an Event of Default (as defined in the Second Lien Agreement) has occurred under the Second Lien Documents and the Second Lien Obligations have been accelerated (with respect to each individual Event of Default, each a “Standstill Period”) which notice may only be delivered following the occurrence of and during the continuation of an Event of Default (as defined in the Second Lien Agreement) under the Second Lien Documents and the Second Lien Obligations have been accelerated; provided, further, however, notwithstanding anything herein to the contrary, in no event shall the Second Lien Agent or any Second Lien Secured Party exercise or continue to exercise any rights or remedies

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with respect to the Collateral if, notwithstanding the expiration of any outstanding Standstill Period, the First Lien Agent, First Lien Lenders or Approved Hedge Counterparty (or the Collateral Agent on their behalf) shall have commenced and are diligently pursuing the exercise of any of their rights or remedies with respect the Collateral (prompt notice of such exercise to be given to the Second Lien Agent),

(ii)       will not contest, protest or object to any foreclosure proceeding or action brought by the Collateral Agent, the First Lien Agent or any First Lien Secured Party or any other exercise by the Collateral Agent, the First Lien Agent or any First Lien Secured Party, of any rights and remedies relating to the Collateral under the First Lien Documents or otherwise, and

(iii)      subject to its rights under clause (a)(i) above, will not object to the forbearance by the Collateral Agent, the First Lien Agent or any First Lien Secured Party from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral.

Section 3.03.    Election to Pursue Remedies. Except as provided in Section 3.02(a)(i) hereof following the expiration of a Standstill Period, the First Lien Secured Parties shall have the exclusive right (and under any Security Document shall have the exclusive right to instruct the Collateral Agent) to take and continue any Enforcement Action with respect to the Collateral, without any consultation with or consent of any Second Lien Secured Party, but subject to the proviso set forth in Section 5.01. Upon the occurrence and during the continuance of a First Lien Obligation Triggering Event, subject to the provisions of this Agreement, the First Lien Agent and the other First Lien Secured Parties may (and under any Security Document may instruct the Collateral Agent on their behalf to) take and continue any Enforcement Action in such order and manner as they may determine in their sole discretion.

Section 3.04.	Duty of Collateral Agent.

(a)        Collateral Agent shall not be obligated to follow any instructions of Second Lien Secured Parties if such instructions conflict with the provisions of this Agreement, any Security Document or any applicable law or Collateral Agent determines, in its sole and absolute discretion, that such instructions are ambiguous, inconsistent, in conflict with previously received instructions or otherwise insufficient to direct the actions of Collateral Agent provided that Collateral Agent explains the grounds for a refusal based on a deficiency of instructions. On and after the First Lien Obligations Payment Date, and at any time prior thereto following the expiration of any applicable Standstill Period pursuant to Section 3.02(a)(i) above, and subject to the first sentence of this Section 3.04(a) and Article 10 hereof, Collateral Agent agrees that it shall follow instructions of Second Lien Secured Parties with respect to the Collateral and Security Documents.

(b)       Collateral Agent shall not be obligated to follow any instructions of Required First Lien Secured Parties if: (i) such instructions conflict with the provisions of this Agreement, any Principal Agreement, any Security Document or any applicable law, (ii) Collateral Agent determines, in its sole and absolute discretion, that such instructions are ambiguous, inconsistent, in conflict with previously received instructions or otherwise insufficient to direct the actions of Collateral Agent; provided that Collateral Agent explains the grounds for a refusal based on a deficiency of instructions, or (iii) Collateral Agent has not been adequately indemnified to its satisfaction. Nothing in this Agreement shall impair the right of Collateral Agent in its discretion to take any action authorized under this Agreement or any Security Document, to the extent that the consent of any party hereto is not required or to the extent such action is not prohibited by the terms hereof or thereof, which it deems proper and consistent with the instructions given by First Lien Secured Parties as provided for herein or otherwise in the best interest of First Lien Secured Parties. In the absence of written instructions from any party hereto for any particular

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matter, Collateral Agent shall have no duty to take or refrain from taking any action unless such action or inaction is explicitly required by the terms of this Agreement, the Security Documents or applicable law. Collateral Agent shall have no duty with respect to (i) a Triggering Event unless it first receives notice that a Triggering Event has occurred or (ii) the expiration of any Standstill Period unless it first receives notice that such Standstill Period has expired.

(c)        Beyond its duties expressly provided herein or in the Security Documents and its duties to account to Secured Parties and/or the Obligors for monies and other property received by it hereunder or under any Security Document, Collateral Agent shall have no implied duty to Secured Parties or any Obligor as to any property belonging to any Obligor (whether or not the same constitutes Collateral) in its possession or control or in the possession or control of any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto or available at law or otherwise.

(d)       Nothing in this Section 3.04 shall impair the right of any Secured Party to exercise its rights of netting or set-off, if any.

Section 3.05     Standstill and Waivers. The Second Lien Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that, until the First Lien Obligations Payment Date has occurred, subject to the proviso set forth in Section 5.01 and except as permitted by Section 3.02(a):

(a)        they will not take or cause to be taken any action, the purpose or effect of which is to make any Lien in respect of any Second Lien Obligation pari passu with or senior to, or to give any Second Lien Secured Party any preference or priority relative to, the Liens with respect to the First Lien Obligations or the First Lien Secured Parties with respect to any of the Collateral;

(b)       they will not oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Collateral by the Collateral Agent, the First Lien Agent or any other First Lien Secured Party or any other Enforcement Action taken by or on behalf of the Collateral Agent, the First Lien Agent or any other First Lien Secured Party;

(c)        they have no right to (x) direct either the Collateral Agent, the First Lien Agent or any other First Lien Secured Party to exercise any right, remedy or power with respect to the Collateral or pursuant to the First Lien Security Documents or (y) consent or object to the exercise by the Collateral Agent, the First Lien Agent or any other First Lien Secured Party of any right, remedy or power with respect to the Collateral or pursuant to the First Lien Security Documents or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (c), whether as a junior Lien creditor or otherwise, they hereby irrevocably waive such right), except to the extent such exercise was in violation of this Agreement;

(d)       without waiving any rights to take action as unsecured creditors, they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against either Collateral Agent, First Lien Agent or any other First Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and none of the Collateral Agent, First Lien Agent nor any other First Lien Secured Party shall be liable for, any action taken or omitted to be taken by the Collateral Agent, the First Lien Agent or any other First Lien Secured Party with respect to the Collateral or pursuant to the First Lien Documents, so long as such actions or omissions were not taken in violation of this Agreement;

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(e)        without waiving any rights to take action as unsecured creditors, they will not make any judicial or nonjudicial claim or demand or commence any judicial or non-judicial proceedings against any Obligor or any of its subsidiaries or Affiliates under or with respect to any Second Lien Security Document seeking payment or damages from or other relief by way of specific performance, instructions or otherwise under or with respect to any Second Lien Security Document (other than filing a proof of claim) or exercise any right, remedy or power under or with respect to, or otherwise take any action to enforce, other than filing a proof of claim, any Second Lien Security Document;

(f)        they will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon, the Collateral or pursuant to the Second Lien Security Documents; or

(g)       they will not seek, and hereby waive any right, to have the Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Collateral.

Section 3.06.    Judgment Secured Parties. In the event that any Second Lien Secured Party becomes a judgment Lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Liens and the First Lien Obligations) to the same extent as all other Liens, securing the Second Lien Obligations (created pursuant to the Second Lien Security Documents) subject to this Agreement.

Section 3.07.    Cooperation. The Second Lien Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that each of them shall take such actions as the Collateral Agent, the First Lien Agent or the Approved Hedge Counterparty shall reasonably request in connection with the exercise by the Collateral Agent or the First Lien Secured Parties of their rights set forth herein.

Section 3.08.    No Additional Rights For the Borrower Hereunder. Except as provided in Section 3.09, if any First Lien Secured Party or Second Lien Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, the Borrower shall not be entitled to use such violation as a defense, to any action by any First Lien Secured Party or Second Lien Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any First Lien Secured Party or Second Lien Secured Party.

Section 3.09.	Actions Upon Breach.

(a)        If any Second Lien Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against the Borrower or the Collateral, the Borrower, with the prior written consent of the First Lien Agent, may interpose as a defense or dilatory plea the making of this Agreement, and any First Lien Secured Party may intervene and interpose such defense or plea in its or their name or in the name of the Borrower, as applicable.

(b)       Should any Second Lien Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, any First Lien Secured Party (in its or their own name or in the name of the Borrower, as applicable) or the Borrower, as applicable, may obtain relief against such Second Lien Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Second Lien Agent on behalf of each Second Lien Secured Party that (i) the

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First Lien Secured Parties' damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Second Lien Secured Party waives any defense that the Borrower and/or the First Lien Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages.

ARTICLE 4 APPLICATION OF PROCEEDS OF COLLATERAL;

DISPOSITIONS AND RELEASES OF COLLATERAL; INSPECTION AND INSURANCE

Section 4.01.	Notices under Related Documents.

(a)        Each Secured Party agrees: (i) to deliver to Collateral Agent, at the same time it makes delivery to the Obligors, a copy of any notice of default, notice of intent to accelerate or notice of acceleration with respect to any of the Obligations subject to this Agreement; and (ii) to deliver to Collateral Agent, at the same time it makes delivery to any other Person, a copy of any notice of the commencement of any judicial proceeding and a copy of any other notice with respect to the exercise of remedies with respect to the Obligations subject to this Agreement.

(b)       Collateral Agent shall deliver to each Secured Party (or their designated representative if a group) promptly upon receipt thereof (and in any event within two Business Days), duplicates or copies of any notice received by it under Section 4.01(a) and all notices, requests and other instruments received by Collateral Agent under or pursuant to this Agreement or any Security Document, to the extent that the same shall not have been previously furnished to such Secured Party pursuant hereto or thereto.

Section 4.02.	Voting Procedure.

(a)        When this Agreement requires or permits a vote prior to the First Lien Obligations Payment Date, the Collateral Agent shall poll the Approved Hedge Counterparty and each other First Lien Secured Party in order to determine the vote of First Lien Secured Parties holding at least 51% of the total dollar value of First Lien Obligations owing at the time of such poll (“Required First Lien Secured Parties”). Such majority vote shall be binding upon all First Lien Secured Parties, whether they voted with the majority or not. The Obligors and First Lien Secured Parties may rely on Collateral Agent with regard to any such vote without any duty of further inquiry.

(b)       After the occurrence of the First Lien Obligations Payment Date, the Collateral Agent shall poll each Second Lien Secured Party in order to determine the vote of Second Lien Secured Parties holding at least 51% of the total dollar value of Second Lien Obligations owing at the time of such poll. Such majority vote shall be binding upon all Second Lien Secured Parties, whether they voted with the majority or not. The Obligors and Second Lien Secured Parties may rely on Collateral Agent with regard to any such vote without any duty of further inquiry.

(c)        For purposes of this Section 4.02, in determining the total dollar value of First Lien Obligations or the total dollar value of Second Lien Obligations with respect to any Lender Hedging Agreement (including any Approved Hedge Counterparty Swap Contract in the case of First Lien Obligations), the methodology specified in Clause “THIRD” of Section 4.03(a) shall be used to calculate the total dollar value of any Lender Hedging Agreement.

Section 4.03.    Application of Proceeds; Turnover Provisions. Upon the occurrence and during the continuance of a Triggering Event and following any Enforcement Action, all proceeds of Collateral (including without limitation any interest earned thereon but net of any taxes, assessments or prior Liens) resulting from the sale, collection or other disposition of Collateral in connection with or

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resulting from any Enforcement Action, and whether or not pursuant to an Insolvency Proceeding, shall be promptly distributed by the Collateral Agent in the following order of priority:

(a)        first, with respect to the First Lien Obligations, to the First Lien Agent for application to the First Lien Obligations, until the First Lien Obligations Payment Date has occurred, in the following order of priority:

(1)	FIRST: to the payment of enforcement expenses incurred by the Collateral Agent;

(2)       SECOND: to the ratable payment of all fees, expenses and indemnities for which the First Lien Agent, First Lien Lenders or Approved Hedge Counterparty have not been paid or reimbursed in accordance with the First Lien Documents (as used in this subsection, a “ratable payment” for any First Lien Lender, the First Lien Agent or the Approved Hedge Counterparty shall be, on any date of determination, that proportion which the portion of the total fees, expenses and indemnities owed to such First Lien Lender, the First Lien Agent or the Approved Hedge Counterparty bears to the total aggregate fees, expenses and indemnities owed to all First Lien Lenders, the First Lien Agent and the Approved Hedge Counterparty on such date of determination);

(3)       THIRD: to the ratable payment of accrued and unpaid letter of credit fees, the outstanding amount of unreimbursed drawings under letters of credit, accrued and unpaid interest on, and principal of, the outstanding amount of loans and the outstanding amount of obligations under Lender Hedging Agreements; provided, however, Approved Hedge Counterparty Obligations are netted against any Exempt LC that may be issued to Approved Hedge Counterparty to remedy an Additional Termination Event as described in Section 4.06 (it being understood that for purposes of this clause (3) the “outstanding amount of obligations under Lender Hedging Agreements” refers to payments owing in connection with an Early Termination Date as defined in the 2002 Master Agreement form promulgated by the ISDA (or equivalent type payment obligation if some other form of Swap Contract is in effect)(as used in this subsection, “ratable payment” means for any First Lien Lender (or First Lien Lender Affiliate, in the case of Lender Hedging Agreements or the Approved Hedge Counterparty, in the case of an Approved Hedge Counterparty Swap Contract), on any date of determination, that proportion which the outstanding amount of unreimbursed drawings under letters of credit, accrued and unpaid interest on, and principal of, the outstanding amount of loans and the outstanding amount of obligations under Lender Hedging Agreements owed to such First Lien Lender (or First Lien Lender Affiliate, in the case of Lender Hedging Agreements or the Approved Hedge Counterparty, in the case of an Approved Hedge Counterparty Swap Contract) bears to the outstanding amount of unreimbursed drawings under letters of credit, accrued and unpaid interest on, and principal of, the outstanding amount of loans and the outstanding amount of obligations under Lender Hedging Agreements owed to all First Lien Lenders)(and First Lien Lender Affiliates, in the case of Lender Hedging Agreements or the Approved Hedge Counterparty, in the case of an Approved Hedge Counterparty Swap Contract);

(4)	FOURTH: to cash collateralize the letters of credit; and

(5)       FIFTH: to the payment of the remaining First Lien Obligations, if any, in the order and manner the Required First Lien Secured Parties deem appropriate; and

(b)       after the First Lien Obligations Payment Date has occurred and the First Lien Obligations have been repaid in full, to the Second Lien Agent for application to the Second Lien Obligations in accordance with the terms of the Second Lien Documents.

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Section 4.04.    Payments by Collateral Agent. All payments hereunder by Collateral Agent to First Lien Agent, for the benefit of First Lien Lenders, and Second Lien Agent, for the benefit of Second Lien Lenders, shall be for distribution in the manner set forth in the First Lien Agreement or Second Lien Agreement, respectively. In the event any other payment is due to a group of Secured Parties under a Principal Agreement to which they are a party, Collateral Agent shall make such payment to their representative for distribution by it in accordance with the terms of such Principal Agreement.

Section 4.05.    Notice of Amount of Obligations. Upon receipt of any proceeds of Collateral to be distributed pursuant to Section 4.03, Collateral Agent shall give Secured Parties notice thereof, and each Secured Party (or its representative) shall within five (5) Business Days notify Collateral Agent of the amount of Obligations owing to it or its group. Such notification shall state the amount of its (or their) Obligations and how much is then due and owing. If requested by Collateral Agent, each Secured Party (or its representative) shall demonstrate that the amounts set forth in its notice are actually owing to such Secured Party to the satisfaction of Collateral Agent. Notwithstanding the foregoing, Collateral Agent may conclusively rely on information in such notices without investigation.

Section 4.06.    Pro Rata Treatment; Participations. It is agreed that (a) prior to the occurrence and continuance of a Triggering Event, each Secured Party shall be entitled to receive and retain for its own account, and shall never be required to disgorge to Collateral Agent or any other Secured Party hereunder or acquire direct or participating interests in such Secured Party’s Obligations, scheduled payments or voluntary prepayments, payments for the redemption or purchase of principal, interest, fees and premium, if any, settlement payments and any other payments in respect of the First Lien Documents or Second Lien Documents, all in compliance with the terms thereof (subject to any provision otherwise in the First Lien Agreement or Second Lien Agreement dealing with sharing among First Lien Lenders and Second Lien Lenders, respectively), and (b) after the occurrence and during the continuance of a Triggering Event, all proceeds shall be applied by Collateral Agent and shared first, by the First Lien Secured Parties ratably as set forth in Section 4.03 and after the First Lien Obligations Payment Date, then shared by the Second Lien Secured Parties to be shared ratably by them. In the event that any First Lien Secured Party shall obtain payment after the occurrence and during the continuance of a Triggering Event, whether in whole or in part, from proceeds (other than (a) payments made by Collateral Agent in accordance with Section 4.03 or (b) the exercise by Approved Hedge Counterparty of netting or offset rights under Approved Hedge Counterparty Swap Contracts) in respect of its portion of the First Lien Obligations, such First Lien Secured Party shall (i) promptly notify Collateral Agent (which may conclusively rely on such notice) and (ii) purchase for cash from such other First Lien Secured Party(ies) holding a priority claim a participation in such Obligations held by such other First Lien Secured Party(ies) having a priority claim in the priority set forth in Section 4.03; provided, however, Approved Hedge Counterparty shall not be obligated to hold in trust, pay over, or share with Collateral Agent or any other party, as applicable, any portion of the proceeds of any letter of credit which has been issued to Approved Hedge Counterparty to remedy an Additional Termination Event (as defined in and in accordance with Part 1(h) of the Schedule to the Approved Hedge Counterparty Swap Contract) or to secure any hedge transaction(s) between Obligor and Approved Hedge Counterparty that exceeds the limitations on Swap Contracts specified in the Existing First Lien Credit Agreement (“Exempt LC”). Collateral Agent consents to such letter of credit. Each Obligor expressly consents to the foregoing arrangements and agrees that any Secured Party holding such a participation may exercise any and all rights of banker’s lien, setoff or counterclaim with respect to any and all moneys owing by any Obligor to such Secured Party as fully as if such Secured Party had made a loan directly to such Obligor in the amount of such participation.

Intercreditor and Collateral

Agency Agreement

Exhibit A Page 19

Section 4.07.	Release of Collateral.

(a)        Neither the Collateral Agent, in its capacity as Collateral Agent under the Security Documents, nor the First Lien Agent nor the Second Lien Agent shall at any time release Collateral from the Lien created by the Security Documents unless such release is in accordance with the provisions of the First Lien Agreement and the Security Documents; and, if the value of such Collateral to be released exceeds five percent (5%) of the then applicable borrowing base under the First Lien Agreement, such release shall be approved by Required First Lien Secured Parties.

(b)       The release of any Collateral from the terms of the Security Documents shall not be deemed to impair the security under the Security Documents in contravention of the provisions thereof if and to the extent the Collateral is released pursuant to Section 4.07 and the Security Documents.

Section 4.08.	Releases of Second Lien.

(a)        Upon any release, sale or disposition of Collateral permitted pursuant to the terms of Section 4.07 that results in the release of the First Lien on any Collateral (including without limitation any sale or other disposition pursuant to any Enforcement Action), the Second Lien on such Collateral (but not on any proceeds of such Collateral not required to be paid to the First Lien Secured Parties) shall be automatically and unconditionally released with no further consent or action of any Person; provided, however, that the Second Lien shall not be released without the consent of the Second Lien Agent in the case of an Enforcement Action, as to any Collateral the net proceeds of the disposition of which will not be applied to repay (and, to the extent applicable, to reduce permanently commitments with respect to) the First Lien Obligations. The First Lien Agent hereby appoints the Collateral Agent and any officer or duly authorized person of the Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the First Lien Agent and in the name of the First Lien Agent or in the Collateral Agent’s own name, from time to time, in the Collateral Agent’s sole discretion, for the purposes of carrying out the terms of this Section, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purpose of this Section, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

(b)       The Second Lien Agent shall promptly execute and deliver such release documents and instruments and shall take such further actions as the First Lien Agent shall reasonably request to evidence any release of the Second Lien described in Section 4.08(a). The Second Lien Agent hereby appoints the Collateral Agent and the First Lien Agent and any officer or duly authorized person of the Collateral Agent or the First Lien Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Second Lien Agent and in the name of the Second Lien Agent or in the Collateral Agent’s or the First Lien Agent's own name, from time to time, in the Collateral Agent’s or the First Lien Agent's sole discretion, for the purposes of carrying out the terms of this Section, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purpose of this Section, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

Section 4.09.    Form and Sufficiency of Release. In the event that (a) any Obligor has sold, exchanged, or otherwise disposed of or proposes to sell, exchange or otherwise dispose of any portion of the Collateral in compliance with the Principal Agreements, and (b) such Obligor requests, pursuant to the Security Documents, Collateral Agent to furnish a written disclaimer, release or quit-claim of any interest

Intercreditor and Collateral

Agency Agreement

Exhibit A Page 20

in such property under the Security Documents, then Collateral Agent, in its capacity as such under the Security Documents, shall execute, acknowledge and deliver to such Obligor (in proper form) such an instrument promptly after satisfaction of the conditions set forth in Section 4.07 hereof for delivery of any such release.

Section 4.10.	Inspection Rights and Insurance.

(a)        In connection with any Enforcement Action with respect to the First Lien Obligations, the First Lien Security Documents and the other First Lien Documents, any First Lien Secured Party and its representatives and invitees may at any time inspect, repossess, remove and otherwise deal with the Collateral, and the Collateral Agent or the First Lien Agent may advertise and conduct public auctions or private sales of the Collateral, in each case without notice to, the involvement of or interference by any Second Lien Secured Party or liability to any Second Lien Secured Party.

(b)       In connection with any Enforcement Action with respect to the Second Lien Obligations, the Second Lien Security Documents and the other Second Lien Documents, any Second Lien Secured Party and its representatives and invitees may, consistent with the terms and limitations on Second Lien Agent and Second Lien Secured Parties imposed hereby, at any time inspect, repossess, remove and otherwise deal with the Collateral, and the Collateral Agent or the Second Lien Agent may advertise and conduct public auctions or private sales of the Collateral, in each case after notice to the First Lien Agent.

(c)        Until the First Lien Obligations Payment Date has occurred, the Collateral Agent, for the benefit of Secured Parties, will have the sole and exclusive right (i) to be named as additional insured and loss payee under any insurance policies maintained from time to time by any Obligor; (ii) to adjust or settle any insurance policy or claim covering the Collateral in the event of any loss thereunder and (iii) to approve any award granted in any condemnation or similar proceeding affecting the Collateral.

ARTICLE 5 INSOLVENCY PROCEEDINGS

Section 5.01.    Filing of Motions. Until the First Lien Obligations Payment Date has occurred, the Second Lien Agent agrees on behalf of itself and the other Second Lien Secured Parties that no Second Lien Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any of the Collateral, including, without limitation, with respect to the determination of any Liens or claims held by the Collateral Agent, the First Lien Agent (including the validity and enforceability thereof) or any other First Lien Secured Party or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise; provided that, in accordance with and subject to the limitations contained in this Agreement, and only if consistent with the terms and limitations on Second Lien Agent and Second Lien Secured Parties imposed hereby:

(a)        in any Insolvency Proceeding, Second Lien Agent may file a claim or statement of interest with respect to the Second Lien Obligations;

(b)       Second Lien Agent may take any action not adverse to Liens on Collateral securing the First Lien Obligations or adverse to the rights of any First Lien Secured Party with respect thereto, in order to preserve or protect Liens on Collateral securing the Second Lien Obligations;

(c)        Second Lien Secured Parties may file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of claims of Second Lien Secured Parties, including without limitation claims secured by Collateral, if any;

Intercreditor and Collateral

Agency Agreement

Exhibit A Page 21

(d)       in any Insolvency Proceeding, Second Lien Secured Parties may file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of Obligors arising under the Bankruptcy Code or other bankruptcy, insolvency, reorganization, receivership or similar law; and

(e)        Second Lien Agent or Second Lien Secured Parties may exercise any of their respective rights and remedies with respect to Collateral after the expiration of any Standstill Period.

Section 5.02.    Financing Matters. If any Obligor becomes subject to any Insolvency Proceeding, and if the Collateral Agent, the First Lien Agent or the First Lien Secured Parties desire to consent (or not object) to the sale, use or lease of cash or other Collateral under the Bankruptcy Code or to provide financing to any Obligor under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Obligor by any third party (“DIP Financing”), then the Second Lien Agent agrees, on behalf of itself and the other Second Lien Secured Parties, that each Second Lien Secured Party (i) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the sale, use or lease of such cash or other Collateral or to such DIP Financing, (ii) will not request or accept any form of adequate protection or any other relief in connection with the sale, use or lease of such cash or other Collateral or such DIP Financing except as set forth in Section 5.04 below, (iii) will subordinate (and will be deemed hereunder to have subordinated) the Second Liens (x) to such DIP Financing with the same terms and conditions as the First Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (y) to any adequate protection provided to the First Lien Secured Parties and (z) to any “carve-out” for professional and United States Trustee fees agreed to by the Collateral Agent, the First Lien Agent or the First Lien Secured Parties, and (iv) agrees that notice received three (3) Business Days prior to the entry of an order approving such usage of cash collateral or approving such financing shall be adequate notice.

Section 5.03.    Relief From the Automatic Stay. The Second Lien Agent agrees, on behalf of itself and the other Second Lien Secured Parties, that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Collateral, without the prior written consent of the Collateral Agent, Approved Hedge Counterparty and First Lien Agent.

Section 5.04.    Adequate Protection. The Second Lien Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that none of them shall object, contest, or support any other Person objecting to or contesting, (i) any request by the Collateral Agent, the First Lien Agent or the First Lien Secured Parties for adequate protection or (ii) any objection by the Collateral Agent, the First Lien Agent or any other First Lien Secured Party to any motion, relief, action or proceeding based on a claim of a lack of adequate protection or (iii) the payment of interest, fees, expenses or other amounts to the Collateral Agent or the First Lien Agent or any other First Lien Secured Party under section 506(b) or 506(c) of the Bankruptcy Code or otherwise. Notwithstanding anything contained in this Section and in Section 5.02, in any Insolvency Proceeding, (x) the Second Lien Agent and the Second Lien Secured Parties, may seek, support, accept or retain adequate protection (A) only if the First Lien Secured Parties are granted adequate protection that includes replacement Liens on additional collateral and superpriority claims and the First Lien Secured Parties do not object to the adequate protection being provided to the Second Lien Secured Parties and (B) solely in the form of (a) a replacement Lien on such additional collateral, subordinated to the Liens securing the First Lien Obligations and such DIP Financing on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the First Lien Obligations under this Agreement and (b) superpriority claims junior in all respects to the superpriority claims granted to the First Lien Secured Parties, and (y) in the event the Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, receives adequate protection, including in the form of additional collateral, then the Second Lien Agent, on behalf of itself or any of the Second Lien Secured

Intercreditor and Collateral

Agency Agreement

Exhibit A Page 22

Parties, agrees that the First Lien Secured Parties shall have a senior Lien and claim on such adequate protection as security for the First Lien Obligations and that any Lien on any additional collateral securing the Second Lien Obligations shall be subordinated to the Liens on such collateral securing the First Lien Obligations and any DIP Financing and any other Liens granted to the First Lien Secured Parties as adequate protection, with such subordination to be on the same terms that the other Liens securing the Second Lien Obligations are subordinated to the Liens securing such First Lien Obligations under this Agreement.

Section 5.05.    Avoidance Issues. If any First Lien Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Obligor, because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then (i) such First Lien Secured Party shall have a claim under Section 4.03 as if payment in respect of such amount had never been made by the Collateral Agent to such First Lien Secured Party; provided, however, that any amounts payable by Collateral Agent to a First Lien Secured Party pursuant to this Section 5.05 shall be payable solely from proceeds of Collateral, if any, and no First Lien Secured Party shall acquire direct or participating interests in such First Lien Secured Party’s Obligations or be required to pay to Collateral Agent, such First Lien Secured Party or any other Person any amounts in respect of any such amounts and (ii) the First Lien Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the First Lien Obligations Payment Date shall be deemed not to have occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto until such time as the First Lien Obligations Payment Date shall have fully and finally occurred with respect to all such reinstated First Lien Obligations. The Second Lien Agent, on behalf of itself and the other Second Lien Secured Parties, agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

Section 5.06.    Asset Dispositions in an Insolvency Proceeding. Neither the Second Lien Agent nor any other Second Lien Secured Party shall, in an Insolvency Proceeding or otherwise, oppose any sale or disposition of any assets of any Obligor that is supported by the Required First Lien Secured Parties, and the Second Lien Agent and each other Second Lien Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by the Required First Lien Secured Parties and to have released their Liens in such assets.

Section 5.07.    Grants of Security and Separate Classification. Each Second Lien Secured Party acknowledges and agrees that (i) the grants of Liens under any Security Documents constitute Liens in favor of the Collateral Agent for the benefit of both the First Lien Secured Parties and the Second Lien Secured Parties, (ii) any grants of Liens pursuant to separate First Lien Security Documents and Second Lien Security Documents constitute two separate and distinct grants of Liens, and (iii) because of, among other things, their differing rights in the Collateral, the Second Lien Obligations are fundamentally different from the First Lien Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Lien Secured Parties and Second Lien Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Second Lien Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of

Intercreditor and Collateral

Agency Agreement

Exhibit A Page 23

senior and junior secured claims against the Obligors in respect of the Collateral, with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Secured Parties), the First Lien Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claim, all amounts owing in respect of Post-Petition Interest before any distribution is made in respect of the claims held by the Second Lien Secured Parties, with the Second Lien Secured Parties hereby acknowledging and agreeing to turn over to the First Lien Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Secured Parties.

Section 5.08.    No Waivers of Rights of First Lien Secured Parties. Nothing contained herein shall prohibit or in any way limit the Collateral Agent, the First Lien Agent or any other First Lien Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by any Second Lien Secured Party, including the seeking by any Second Lien Secured Party of adequate protection or the asserting by any Second Lien Secured Party of any of its rights and remedies under the Second Lien Documents or otherwise, except with respect to such actions expressly permitted hereby.

Section 5.09.    Plans of Reorganization. No Second Lien Secured Party shall support or vote in favor of any plan of reorganization (and each shall be deemed to have voted to reject any plan of reorganization) unless such plan (i) pays off, in cash in full, all First Lien Obligations or (ii) is accepted by the class of holders of First Lien Obligations voting thereon and is supported by the First Lien Agent.

Section 5.10.    Other Matters. To the extent that the Second Lien Agent or any Second Lien Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of the Collateral, the Second Lien Agent agrees, on behalf of itself and the other Second Lien Secured Parties not to assert any of such rights without the prior written consent of the First Lien Agent; provided that if requested by the First Lien Agent, the Second Lien Agent shall timely exercise such rights in the manner requested by the First Lien Agent, including any rights to payments in respect of such rights.

Section 5.11.    Effectiveness in Insolvency Proceedings. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of Insolvency Proceeding. All references in this Agreement to any Obligor shall include such Obligor as a debtor-in-possession and any receiver or trustee for such Obligor in any Insolvency Proceeding.

ARTICLE 6 SECOND LIEN DOCUMENTS AND FIRST LIEN DOCUMENTS.

Section 6.01.    Restriction on Second Lien Document Amendments. Each Obligor and the Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the Second Lien Documents inconsistent with or in violation of this Agreement.

Section 6.02.    Restriction on First Lien Document Amendment. Each Obligor and the First Lien Agent, on behalf of itself and the First Lien Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the First Lien Documents inconsistent with or in violation of this Agreement. Notwithstanding any other provision in this Agreement, no amendment to any of the First Lien Security Documents may be effected without the prior written consent of Approved Hedge Counterparty (which consent shall not be withheld or delayed unreasonably), if the effect of such amendment would be to (i) cause the First Lien Security Documents to secure obligations other than the First Lien Obligations and Approved Hedge Counterparty Obligations, (ii) change the

Intercreditor and Collateral

Agency Agreement

Exhibit A Page 24

priority of or subordinate the Liens created thereby or (iii) materially modify any material remedy provided for therein. Any such amendment made without such consent shall be null and void. Collateral Agent may not release any Collateral under any of the First Lien Security Documents prior to the payment in full and termination of the Approved Hedge Counterparty Obligations, except (i) Collateral destroyed, lost, worn out, damaged or having only salvage value or no longer used or useful in the business in which it is used, (ii) to the extent that Obligor has provided replacement Collateral and (iii) releases of Collateral between redeterminations of the Borrowing Base (as defined in the Existing First Lien Credit Agreement) equal to ten percent (10%) or less of the PV10 of the Borrowing Base Oil and Gas Properties (based on the most recent Reserve Report).

Section 6.03.    Application of First Lien Security Document Amendments to Second Lien Security Documents. In the event the First Lien Agent enters into any amendment, waiver or consent in respect of any of the First Lien Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Security Document or changing in any manner the rights of any parties thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Second Lien Security Document without the consent of or action by any Second Lien Secured Party (with all such amendments, waivers and modifications subject to the terms hereof); provided that (other than with respect to amendments, modifications or waivers that secure additional extensions of credit and add additional secured creditors and do not violate the express provisions of the Second Lien Agreements), (A) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Second Lien Security Document, except to the extent that a release of such Lien is permitted by Section 4.08, (B) any such amendment, waiver or consent that materially and adversely affects the rights of the Second Lien Secured Parties and does not affect the First Lien Secured Parties in a like or similar manner shall not apply to the Second Lien Security Documents without the consent of the Second Lien Agent and (C) notice of such amendment, waiver or consent shall be given to the Second Lien Agent no later than 30 days after its effectiveness; provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

Section 6.04.    Restriction on Second Lien Agreement Amendments. Unless a similar amendment, supplement or modification to the applicable First Lien Agreement(s) has been or is concurrently being made, without the prior written consent of the First Lien Agent, no Second Lien Agreement may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Lien Agreement, would (i) contravene the provisions of this Agreement; (ii) increase the interest rate on the loans thereunder by an amount more than the amount of any increase on the interest rate on the loans under the First Lien Documents other than imposition of a default rate of interest; provided the per annum rate increase shall not exceed the default rate per annum rate increase under the Existing First Lien Credit Agreement; (iii) change (to earlier dates) any dates upon which payments of principal or interest are due thereon; (iv) change the redemption, prepayment or defeasance provisions thereof; (v) add Collateral (unless such Collateral is also provided to the Collateral Agent on behalf of Secured Parties or the First Lien Agent), or (vi) increase the obligations thereunder of the Borrower or confer any additional rights on the Second Lien Secured Parties which would be adverse to the First Lien Secured Parties.

Section 6.05.    Authorization of Actions to be Taken by Collateral Agent under the Security Documents. Subject to the provisions of the applicable Security Document and this Agreement, (a) Collateral Agent may, in its sole discretion and without the consent of Secured Parties, take all actions it deems necessary or appropriate in order to (i) enforce any of the terms of the Security Documents and (ii) collect and receive any and all amounts payable in respect of the First Lien Obligations or Second Lien Obligations and (b) Collateral Agent shall have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any act that may be

Intercreditor and Collateral

Agency Agreement

Exhibit A Page 25

unlawful or in violation of the Security Documents or the First Lien Documents, and such suits and proceedings as Collateral Agent may deem expedient to preserve or protect its interests and the interests of Secured Parties in the Collateral (including the power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest thereunder or be prejudicial to the interests of Secured Parties). Notwithstanding the above, Collateral Agent may choose not to take any action authorized by this Section 6.05 until it receives written direction from Secured Parties.

Section 6.06.    Authorization of Receipt of Funds by Collateral Agent under Security Documents. Collateral Agent is authorized to receive any funds for the benefit of Secured Parties distributed under the Security Documents, and to make further distributions of such funds to Secured Parties in accordance with the provisions of this Agreement.

Section 6.07.    Property of Obligors and Owners. Each of the Approved Hedge Counterparty, First Lien Agent, for itself and on behalf of the First Lien Lenders, and Second Lien Agent, for itself and on behalf of the Second Lien Lenders, agrees all the provisions of this Agreement shall apply to any and all properties and rights of the Obligors and any other Obligor against which Collateral Agent (in its capacity as such) or any Secured Party at any time acquires a right of set-off or Lien pursuant to the Security Documents, the Principal Agreements or a judgment thereunder, including without limitation, real property or rights in, on or over real property, notwithstanding any provision to the contrary in any mortgage, leasehold mortgage or other document purporting to grant or perfect any Lien in favor of any Secured Party or Collateral Agent.

Section 6.08.    Secured Party Dealings; Good Faith. Nothing contained in this Agreement shall prevent any Secured Party from dealing directly or negotiating with any other Secured Party for any purpose, including, but not limited to, the purpose of attempting to reach agreement as to any vote or proposed vote relating to Collateral Agent's actions hereunder, whether or not any Triggering Event or other “Default”, “Event of Default” or “Termination Event” has occurred under the Principal Agreements.

Section 6.09.    Production Proceeds Prior to Triggering Event. The Security Documents contain an assignment by Obligors unto and in favor the First Lien Agent, for the benefit of the First Lien Lenders and/or the Collateral Agent, for the benefit of the First Lien Secured Parties, on a first lien basis, and unto and in favor of the Second Lien Agent, for the benefit of the Second Lien Secured Parties, on a second lien basis, of all production and all proceeds attributable thereto which may be produced from or allocated to the Collateral consisting of producing oil and gas properties. The Security Documents further provide in general for the application of such proceeds to the satisfaction of the First Lien Obligations and Second Lien Obligations. Notwithstanding the assignment contained in such Security Documents, until the occurrence of a Triggering Event, Collateral Agent, First Lien Agent, for itself and on behalf of the First Lien Secured Parties, and Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, agree that they will (i) neither notify the purchaser or purchasers of such production nor take any other action to cause such proceeds to be remitted to Collateral Agent, First Lien Agent, Second Lien Agent or Secured Parties, but Collateral Agent, First Lien Agent, for itself and on behalf of the First Lien Secured Parties, and Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, will instead permit such proceeds to be paid to the Obligor entitled thereto and (ii) instruct Collateral Agent and/or First Lien Agent, for itself and on behalf of the First Lien Secured Parties, and Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, to take (and Collateral Agent and/or First Lien Agent and/or Second Lien Agent shall take) such action as may be requested by Borrower to cause such proceeds to be so paid to Borrower.

Intercreditor and Collateral

Agency Agreement

Exhibit A Page 26

ARTICLE 7 RELIANCE; WAIVERS, ETC.

Section 7.01.    Reliance. The First Lien Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, expressly waives all notice of the acceptance of and reliance on this Agreement by the First Lien Agent and the First Lien Secured Parties. The Second Lien Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The First Lien Agent, on behalf of itself and the First Lien Secured Parties, expressly waives all notices of the acceptance of and reliance on this Agreement by the Second Lien Agent and the Second Lien Secured Parties.

Section 7.02.    No Warranties or Liability. The Second Lien Agent and the First Lien Agent acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any First Lien Document or any Second Lien Document, nor has the Collateral Agent made any such representations or warranties with respect to the Security Documents. Except as otherwise provided in this Agreement, the Second Lien Secured Parties and the First Lien Secured Parties will be entitled to manage and supervise their respective extensions of credit to any Obligor in accordance with law and their usual practices, modified from time to time as they deem appropriate.

Section 7.03.    No Waivers. No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Obligor with the terms and conditions of any of the First Lien Documents or the Second Lien Documents.

ARTICLE 8 OBLIGATIONS UNCONDITIONAL.

Section 8.01.    First Lien Obligations Unconditional. All rights of the Collateral Agent (on behalf of the First Lien Secured Parties) and the First Lien Agent hereunder, and all agreements and obligations of the Collateral Agent (on behalf of the Second Lien Secured Parties) and the Second Lien Agent, the Borrower and the other Obligors (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(a)	any lack of validity or enforceability of any First Lien Document;

(b)       any change in the time, place or manner of payment of, or in any other term of, all or any portion of the First Lien Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any First Lien Document;

(c)        prior to the First Lien Obligations Payment Date, any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the First Lien Obligations or any guarantee or guaranty thereof; or

(d)       any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Obligor in respect of the First Lien Obligations, or of any of the Second Lien Agent, or any Obligor, to the extent applicable, in respect of this Agreement.

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Section 8.02.    Second Lien Obligations Unconditional. All rights and interests of the Collateral Agent (on behalf of the Second Lien Secured Parties) and Second Lien Agent under this Agreement, and all agreements and obligations of the Collateral Agent (on behalf of the First Lien Secured Parties), the First Lien Agent, the Borrower and the other Obligors (to the extent applicable), hereunder, shall remain in full force and effect irrespective of:

(a)	any lack of validity or enforceability of any Second Lien Document;

(b)       any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Second Lien Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Second Lien Document;

(c)        any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the Second Lien Obligations or any guarantee or guaranty thereof; or

(d)       any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Obligor in respect of the Second Lien Obligations, or of any of the First Lien Agent or any Obligor, to the extent applicable, in respect of this Agreement.

ARTICLE 9 MISCELLANEOUS.

Section 9.01     Authority. The parties hereto represent and warrant that they have all requisite power to, and have been duly authorized to, enter into this Agreement.

Section 9.02	Termination/Withdrawal/Redesignation of Contracts.

(a)        Subject to Section 5.05 and Section 9.02(b), this Agreement shall terminate upon receipt by Collateral Agent of evidence satisfactory to it that (i) all First Lien Obligations have been paid in full and all obligations in respect of the Principal First Lien Agreements have been satisfied in full, and (ii) the termination of the Principal First Lien Agreements and the First Lien Security Documents has occurred pursuant to the terms thereof.

(b)       (i)         If all of the Approved Hedge Counterparty Swap Contracts with an Approved Hedge Counterparty have been paid in full, terminated (and all settlement amounts, unpaid amounts, interest and other amounts then due to such Approved Hedge Counterparty have been paid in full) or the terms of all such contracts have otherwise expired, then Borrower may, by written notice to Collateral Agent, First Lien Agent and Second Lien Agent and such counterparty, remove such counterparty as an “Approved Hedge Counterparty” under this Agreement and the Security Documents; and upon delivery of such notice, such counterparty shall cease to be an “Approved Hedge Counterparty” for all such purposes.

(ii)       Any “Approved Hedge Counterparty” under this Agreement and the Security Documents may at any time elect to no longer be an “Approved Hedge Counterparty” under this Agreement by giving notice to Collateral Agent, First Lien Agent and Second Lien Agent and Borrower, and upon delivery of such notice, such counterparty shall cease to be an “Approved Hedge Counterparty” for all such purposes, and each Swap Contract of such Approved Hedge Counterparty shall cease to be an Approved Hedge Counterparty Swap Contract.

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Section 9.03.    Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any First Lien Document or any Second Lien Document, the provisions of this Agreement shall govern.

Section 9.04.    Marshaling. Collateral Agent shall not be required to marshal any present or future security (including without limitation any Collateral described in any of the Security Documents), or guaranties of the Obligations or any part or portion thereof, or to resort to such Collateral or guaranties in any particular order; and all rights in respect of such Collateral and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that they lawfully may, each Obligor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay or impede the enforcement of Secured Parties’ rights under any Principal Agreement or the Security Documents or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed.

Section 9.05     Additional Parties. If any Person shall become a Obligor under any of the Principal Agreements, Borrower covenants and agrees to promptly cause such Person to become a party hereto by executing and delivering to Collateral Agent a Supplement in the form of Annex 2 hereto. If any Person desires to become an “Approved Hedge Counterparty” for purposes of this Agreement and the Security Documents, then it shall become a party hereto upon consent of the Required First Lien Secured Parties and upon delivering any documents required by this Agreement or the Collateral Agent and by promptly executing and delivering to Collateral Agent, First Lien Agent, Second Lien Agent and Approved Hedge Counterparty a supplement to this Agreement in form and substance satisfactory to the Collateral Agent; provided, Borrower hereby covenants and agrees with each First Lien Secured Party that all Swap Contracts relating to oil and gas cover monthly notional volumes of that do not exceed the greater of (i) ninety percent (90%) of Borrower’s forecasted oil and gas production through November, 2012 for each of Borrower’s crude oil and natural gas properties calculated separately, from proved developed producing reserves, and (ii) eighty-five percent (85%) of forecasted production through November, 2012 from total proved reserves and seventy-five percent (75%) of forecasted production from total proved reserves thereafter (such amounts computed on an annual basis and applied to crude oil and natural gas properties calculated separately); provided that the aggregate amount of all such Swap Contracts shall not exceed one hundred percent (100%) of actual oil or gas production, calculated separately, in any given month (or if as a result of a force majeure event the foregoing limitations are breached, then in any given three consecutive month period). In each case, upon such execution and delivery, such Person shall be deemed a party hereto as if an original signatory. Supplements executed pursuant to this Section 9.05 do not require the signatures of all parties to this Agreement.

Section 9.06.    Continuing Nature of Provisions. This Agreement shall continue to be effective, and shall not be revocable by any party hereto, until the First Lien Obligations Payment Date shall have occurred. This is a continuing agreement and the First Lien Secured Parties and the Second Lien Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, the Borrower or any other Obligor on the faith hereof.

Section 9.07.    Amendments. Amendments, modifications, supplements, waivers, consents and approvals of or in connection with:

(a)        this Agreement and any Security Document may be effectuated only upon the written consent of Collateral Agent, Approved Hedge Counterparty, First Lien Agent and Second Lien Agent, for and on behalf of First Lien Secured Parties and Second Lien Secured Parties, respectively; provided, however, that (i) any waiver of Triggering Events, releases of Collateral (other than in accordance with the terms of this Agreement) and any release of an Obligor requires approval of the Approved Hedge

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Counterparty, Collateral Agent, First Lien Agent and Second Lien Agent, and (ii) no Security Document may be amended if the effect thereof would be (A) to secure indebtedness or obligations owed in favor of any other creditor or groups of creditors, (B) to change the priority of or subordinate the Liens created thereby, (C) to modify any material remedy provided for therein, or (D) to cause the Obligations owed to First Lien Lenders and the Approved Hedge Counterparty Obligations to not be equally and ratably secured thereby (subject to the priorities set forth herein);

(b)       the Principal Agreements shall not be affected by this Agreement and any provision of the Principal Agreements may be amended, modified, supplemented, waived, consented to and approved as provided by the terms of such Principal Agreement; and

(c)        Sections 3.08, 3.09, 9.10 or 9.11 that directly affect the rights or duties of any Obligor, shall be effectuated only with the written consent of such Obligor.

Section 9.08.    Information Concerning Financial Condition of the Borrower and the other Obligors. Each of the Approved Hedge Counterparty, Second Lien Agent and the First Lien Agent hereby assume responsibility for keeping itself informed of the financial condition of the Borrower and each of the other Obligors and all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien Obligations. The Approved Hedge Counterparty, Second Lien Agent and the First Lien Agent hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event the Approved Hedge Counterparty, Second Lien Agent or the First Lien Agent, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (A) to provide any such information to such other party or any other party on any subsequent occasion, (B) to undertake any investigation not a part of its regular business routine, or (C) to disclose any other information.

SECTION 9.09.           PAYMENT OF EXPENSES AND TAXES; INDEMNIFICATION. EACH OBLIGOR JOINTLY AND SEVERALLY AGREES (A) TO PAY OR REIMBURSE COLLATERAL AGENT AND APPROVED HEDGE COUNTERPARTY FOR ALL OF THEIR RESPECTIVE OUT-OF-POCKET COSTS AND EXPENSES INCURRED IN CONNECTION WITH THE DEVELOPMENT, PREPARATION AND EXECUTION OF, AND ANY AMENDMENT, SUPPLEMENT OR MODIFICATION TO, THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS AND ANY OTHER DOCUMENTS PREPARED IN CONNECTION HEREWITH OR THEREWITH, AND THE CONSUMMATION AND ADMINISTRATION OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, INCLUDING THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL TO COLLATERAL AGENT AND APPROVED HEDGE COUNTERPARTY AND FILING AND RECORDING FEES AND EXPENSES, WITH STATEMENTS WITH RESPECT TO THE FOREGOING TO BE SUBMITTED TO BORROWER PRIOR TO THE EFFECTIVE DATE (IN THE CASE OF AMOUNTS TO BE PAID ON THE EFFECTIVE DATE) AND FROM TIME TO TIME THEREAFTER ON A QUARTERLY BASIS OR SUCH OTHER PERIODIC BASIS AS COLLATERAL AGENT OR APPROVED HEDGE COUNTERPARTY SHALL DEEM APPROPRIATE, (B) TO PAY OR REIMBURSE EACH SECURED PARTY AND COLLATERAL AGENT FOR ALL OF THEIR RESPECTIVE COSTS AND EXPENSES INCURRED IN CONNECTION WITH THE ENFORCEMENT OR PRESERVATION OF ANY RIGHTS UNDER THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS AND ANY SUCH OTHER DOCUMENTS, INCLUDING THE FEES AND DISBURSEMENTS OF COUNSEL (AND OTHER AGENTS AND PROFESSIONALS), TO EACH SECURED PARTY AND TO COLLATERAL AGENT, (C) TO PAY, INDEMNIFY, AND HOLD EACH SECURED PARTY AND COLLATERAL AGENT HARMLESS FROM AND AGAINST, ANY AND ALL RECORDING AND FILING FEES AND ANY AND ALL LIABILITIES WITH RESPECT TO, OR RESULTING FROM ANY DELAY IN PAYING, STAMP, EXCISE AND OTHER TAXES, IF ANY, THAT MAY BE PAYABLE OR DETERMINED TO BE PAYABLE IN CONNECTION WITH THE EXECUTION AND DELIVERY OF, OR CONSUMMATION OR ADMINISTRATION OF ANY OF THE TRANSACTIONS CONTEMPLATED BY, OR ANY AMENDMENT, SUPPLEMENT OR

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MODIFICATION OF, OR ANY WAIVER OR CONSENT UNDER OR IN RESPECT OF, THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS AND ANY SUCH OTHER DOCUMENTS, AND (D) TO PAY, INDEMNIFY, AND HOLD EACH SECURED PARTY AND COLLATERAL AGENT AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AFFILIATES, AGENTS AND CONTROLLING PERSONS (EACH, AN “INDEMNITEE”) HARMLESS FROM AND AGAINST ANY AND ALL OTHER LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WITH RESPECT TO THE EXECUTION, DELIVERY, ENFORCEMENT, PERFORMANCE AND ADMINISTRATION OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS AND ANY SUCH OTHER DOCUMENTS, INCLUDING ANY OF THE FOREGOING RELATING TO THE USE OF PROCEEDS OF THE NOTES OR THE VIOLATION OF, NONCOMPLIANCE WITH OR LIABILITY UNDER, ANY ENVIRONMENTAL LAW APPLICABLE TO THE OPERATIONS OF ANY OBLIGOR, ANY OF ITS SUBSIDIARIES OR ANY OF THE COLLATERAL AND THE REASONABLE FEES AND EXPENSES OF LEGAL COUNSEL IN CONNECTION WITH CLAIMS, ACTIONS OR PROCEEDINGS BY ANY INDEMNITEE AGAINST ANY OBLIGOR UNDER ANY TRANSACTION DOCUMENT (ALL THE FOREGOING IN THIS CLAUSE (D), COLLECTIVELY THE “INDEMNIFIED LIABILITIES”); PROVIDED, THAT NO OBLIGOR SHALL HAVE ANY OBLIGATION HEREUNDER TO ANY INDEMNITEE WITH RESPECT TO INDEMNIFIED LIABILITIES TO THE EXTENT SUCH INDEMNIFIED LIABILITIES ARE FOUND BY A FINAL AND NONAPPEALABLE DECISION OF A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE. WITHOUT LIMITING THE FOREGOING, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OBLIGOR AGREES NOT TO ASSERT AND TO CAUSE ITS SUBSIDIARIES NOT TO ASSERT, AND HEREBY WAIVES AND AGREES TO CAUSE ITS SUBSIDIARIES TO SO WAIVE, ALL RIGHTS FOR CONTRIBUTION OR ANY OTHER RIGHTS OF RECOVERY WITH RESPECT TO ALL CLAIMS, DEMANDS, PENALTIES, FINES, LIABILITIES, SETTLEMENTS, DAMAGES, COSTS AND EXPENSES OF WHATEVER KIND OR NATURE, UNDER OR RELATED TO ENVIRONMENTAL LAWS, THAT ANY OF THEM MIGHT HAVE BY STATUTE OR OTHERWISE AGAINST ANY INDEMNITEE. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER TRANSACTION DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH INDEMNITEE SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL INDEMNIFIED LIABILITIES ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH INDEMNITEE. ALL AMOUNTS DUE UNDER THIS SECTION 9.09 SHALL BE PAYABLE PROMPTLY AND IN ANY EVENT, NOT LATER THAN 10 DAYS AFTER WRITTEN DEMAND THEREFOR. STATEMENTS PAYABLE BY OBLIGORS PURSUANT TO THIS SECTION 9.09 SHALL BE SUBMITTED TO BORROWER AT THE ADDRESS OF BORROWER SET FORTH IN SECTION 9.12, OR TO SUCH OTHER PERSON OR ADDRESS AS MAY BE HEREAFTER DESIGNATED BY THE OBLIGORS IN A WRITTEN NOTICE TO COLLATERAL AGENT. THE AGREEMENTS IN THIS SECTION 9.09 SHALL SURVIVE REPAYMENT OF THE FIRST LIEN OBLIGATIONS, THE APPROVED HEDGE COUNTERPARTY SWAP CONTRACTS AND ALL AMOUNTS PAYABLE HEREUNDER.

Section 9.10.    Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

Section 9.11.	Submission to Jurisdiction; Waivers.

(a)        Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any United States Federal Court sitting in the State of New York or New York state court, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such United States Federal Court or New York

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state court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any First Lien Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any First Lien Document against the Borrower or any other Obligor or its properties in the courts with subject matter jurisdiction of any other jurisdiction.

(b)       The Borrower, each other Obligor and the Second Lien Secured Parties hereby irrevocably and unconditionally waive, to the fullest extent they may legally and effectively do so (x) any objection they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section and (y) the defense of an inconvenient forum to the maintenance of such action or proceeding.

(c)        Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.12. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(d)       Each party hereto knowingly, voluntarily and intentionally waives any right any of them may have to a trial by jury in any litigation based upon or arising out of this Agreement or any related instrument or agreement or any of the transactions contemplated by this Agreement or any course of conduct, dealing, statements (whether oral or written) or action of any of them. None of the parties hereto shall seek, and to the maximum extent permitted by law waives any claim for, any special, exemplary, punitive or consequential damages or damages other than, or in addition to, actual damages. None of the parties hereto shall seek to consolidate, by counterclaim or otherwise, any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by any of the parties hereto except by a written instrument executed by all of them.

Section 9.12.    Notices. Unless otherwise specifically provided herein, each notice or other communication shall be effective (a) if given by mail, upon receipt, (b) if given by telecopier during regular business hours, once such telecopy is transmitted to the telecopy number provided in writing to Collateral Agent by each Secured Party and by each Obligor, respectively, or (c) if given by any other means, upon receipt; provided that notices to Collateral Agent are not effective until received. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below each party's name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties); provided, however, that any notices or other communications required to be given to First Lien Secured Parties shall be deemed to be given to First Lien Secured Parties if given to the Approved Hedge Counterparty and the First Lien Agent in accordance with the terms of this Section 9.12; provided further, that any notices or other communications required to be given to Second Lien Secured Parties shall be deemed to be given to Second Lien Secured Parties if given to the Second Lien Agent in accordance with the terms of this Section 9.12.

Section 9.13.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the First Lien Secured Parties and Second Lien Secured Parties and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral. Except as set forth in Section 9.02(b), the terms and provisions of this Agreement shall not inure to the benefit of, nor be relied upon by, the Obligors or their successors or assigns. No Approved Hedge Counterparty shall assign, transfer or sell any part of its portion of the Obligations, unless in connection with such assignment, transfer or sale, such assignee, transferee or purchaser shall first

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become a party to this Agreement in compliance with the requirements of Section 9.05. All references to any Obligor shall include any Obligor as debtor-in-possession and any receiver or trustee for such Obligor in any Insolvency Proceeding.

Section 9.14.    Further Assurances. The Collateral Agent, the Approved Hedge Counterparty, the First Lien Agent, on behalf of itself and the First Lien Secured Parties under its First Lien Documents, and the Second Lien Agent, on behalf of itself and the Second Lien Secured Parties under its Second Lien Documents, and the Borrower, on behalf of the Obligors, agree that it shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the Collateral Agent, the Approved Hedge Counterparty, the First Lien Agent or the Second Lien Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

Section 9.15.    Subrogation. The Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the First Lien Obligations Payment Date has occurred.

Section 9.16.    Application of Payments. All payments received by the First Lien Agent or the First Lien Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations provided for in the First Lien Documents. The Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, assents to any extension or postponement of the time of payment of the First Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the First Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor, in each case to the extent undertaken in accordance with this Agreement.

Section 9.17.    Specific Performance. Each of the Collateral Agent, the Approved Hedge Counterparty, the First Lien Agent and the Second Lien Agent may demand specific performance of this Agreement. The Approved Hedge Counterparty, the Collateral Agent, on behalf of the Secured Parties, the First Lien Agent, on behalf of itself and the First Lien Secured Parties under its First Lien Documents, and the Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Collateral Agent, First Lien Agent or the Second Lien Agent, as the case may be.

Section 9.18.    Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting this Agreement.

Section 9.19.    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 9.20.    Counterparts; Integration; Effectiveness. This Agreement may be executed in counterpart (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by each party hereto. Any signature page of a counterpart may be detached therefrom without impairing the legal effect of the signatures thereon and attached to another

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counterpart identical in form thereto but having attached to it one or more additional signature pages signed by other parties.

Section 9.21.    Entire Agreement. This Agreement, the Principal Agreements and the Security Documents embody the entire agreement and understanding between Collateral Agent, Secured Parties and the Obligors and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. There are no unwritten oral agreements between the parties.

Section 9.22.    Limitation by Law. All rights, remedies and powers provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law; and all the provisions hereof are intended (a) to be subject to all applicable mandatory provisions of law which may be controlling and (b) to be limited to the extent necessary so that they will not render this Agreement, any Principal Agreement or any Security Document invalid under the provisions of any applicable law.

Section 9.23.    No Impairment. The terms of this Agreement and the rights of each First Lien Secured Party in the Collateral and the obligations of the other Secured Parties arising hereunder shall not be affected, modified or impaired in any manner or to any extent by (i) any amendment or modification of or supplement to any of the Principal Agreements, Security Documents, or any agreement, instrument or document executed or delivered pursuant thereto, (ii) any lack of validity or enforceability of any of the Principal Agreements, Security Documents, or other agreements, instrument or documents referred to in clause (i) above, (iii) the exercise of or failure to exercise any right, power or remedy under or in respect of the Obligations or any of the Principal Agreements, Security Documents, or other agreements, instruments or documents referred to in clause (i) above arising at law, or (iv) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission (other than in accordance with the provisions of this Agreement) in respect of the Obligations or any of the Principal Agreements, Security Documents, or other agreements, instruments or documents referred to in clause (i) above or in respect of any of the properties or assets now or hereafter constituting Collateral, whether or not the other Secured Parties shall have had notice or knowledge of any of the foregoing and whether or not they shall have consented thereto.

Section 9.24.    Status of Obligations. Each Obligor, Collateral Agent, the Approved Hedge Counterparty, the First Lien Agent and the Second Lien Agent represents and warrants to each of the other parties hereto that this Agreement has been duly authorized, executed and delivered by such representing and warranting party and is the legal, valid, binding and enforceable obligation of such party, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and subject to general equitable principles, including without limitation the principle that equitable remedies, such as the remedy of specific performance, are subject to the discretion of the court.

Section 9.25.    Counterclaims and Defenses by Obligors. Each Obligor agrees that it will not assert against Collateral Agent, First Lien Agent or Second Lien Agent (in their respective capacities as such) or Secured Parties as a group any claim, defense, counterclaim, recoupment or right of set-off which it may have solely against one or more (but not all) Secured Parties (other than against Collateral Agent, First Lien Agent or Second Lien Agent in their respective capacities as such), nor will such Obligor assert against any one of the Secured Parties any claim, defense, counterclaim, recoupment or right of set-off which it may have solely against another Secured Party. Nothing in this Section 9.25 shall limit any other waiver of claims, defenses, counterclaims, recoupments or rights of set-off any Obligor may have made in any Transaction Document.

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Section 9.26.    Amendment and Restatement. This Agreement amends and restates in its entirety the Original Intercreditor Agreement which as of the Effective Date will cease to have any independent force or effect.

ARTICLE 10 COLLATERAL AGENT.

Section 10.01.  Appointment of Collateral Agent. First Lien Agent, on behalf of First Lien Secured Parties, Second Lien Agent, on behalf of Second Lien Secured Parties, and the Approved Hedge Counterparty hereby designate and appoint Royal Bank of Canada to act as Collateral Agent under the Security Documents, with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power of attorney in their place and stead and in their name or in the Collateral Agent’s own name, from time to time, and hereby empower the Collateral Agent to take actions with respect to the enforcement of any Liens granted thereunder and the collection of proceeds following the disposition of any Collateral. First Lien Agent, on behalf of First Lien Secured Parties, Second Lien Agent, on behalf of Second Lien Secured Parties, and the Approved Hedge Counterparty hereby authorize Collateral Agent to take such action on its behalf under the provisions of this Agreement and the Security Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to it hereunder or thereunder or required of Collateral Agent by the terms hereof or thereof and such other powers as are reasonably incidental thereto. Collateral Agent may perform any of its duties hereunder by or through its agents or employees. Subject to the terms and conditions contained in this Article 10, Collateral Agent agrees to act as Collateral Agent pursuant to the terms set forth in this Agreement.

Section 10.02.  Nature of Duties of Collateral Agent. Collateral Agent shall have no duties or responsibilities, except those expressly set forth in this Agreement or any Security Document. Collateral Agent shall have and may exercise such powers hereunder and under the Security Documents as are specifically delegated to Collateral Agent by the terms hereof, together with such powers as are reasonably incidental thereto. Neither Collateral Agent nor any of its directors, officers, employees or agents shall be liable to any Secured Party for any action taken or omitted by it as such hereunder or under any Security Document, unless caused solely by its or their gross negligence or willful misconduct. The duties of Collateral Agent shall be mechanical and administrative in nature; and Collateral Agent, in its capacity as such, shall not have by reason of this Agreement a fiduciary relationship in respect of any Secured Party. Nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon Collateral Agent any obligations in respect of this Agreement and the Security Documents except as expressly set forth herein.

Section 10.03.	Lack of Reliance on Collateral Agent.

(a)        Independently and without reliance upon Collateral Agent or any other Secured Party, First Lien Agent, on behalf of First Lien Secured Parties, Second Lien Agent, on behalf of Second Lien Secured Parties, and the Approved Hedge Counterparty, each represents to Collateral Agent and each other that each Secured Party has made (i) its own independent investigation of the financial condition and affairs of the Obligors based on such documents and information as it has deemed appropriate in connection with the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the credit worthiness of the Obligors. Each also acknowledges that it will, independently and without reliance upon Collateral Agent or any other Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, the First Lien Obligations or Second Lien Obligations, as the case may be, or the Security Documents. Except as expressly provided in this Agreement and the Security Documents, Collateral Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Party with any credit or other information concerning the affairs, financial condition or business of the Obligors which may come into the possession of Collateral Agent or any of its Affiliates

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whether now in its possession or in its possession at any time or times hereafter; and Collateral Agent shall not be required to keep itself informed as to the performance or observance by any Obligor of this Agreement, any Security Document or any other document referred to or provided for herein or to inspect the properties or books of any Obligor.

(b)       Collateral Agent shall not (i) be responsible to any Secured Party for any recitals, statements, information, representations or warranties herein, in any Security Document, or in any document, certificate or other writing delivered in connection herewith or therewith or for the execution, effectiveness, genuineness, validity, enforceability, collectability, priority or sufficiency of this Agreement, the First Lien Obligations, the Second Lien Obligations or any Security Document or the financial condition of the Obligors; or (ii) be required to make any inquiry concerning the performance or observance by others of any of the terms, provisions or conditions of this Agreement, including the content of notices, opinions, certificates and directions given under this Agreement (however, Collateral Agent shall examine such certificates, notices, opinions and directions to determine whether or not they conform to this Agreement and the Security Documents), the First Lien Obligations, the Second Lien Obligations or the Security Documents, the financial condition of the Obligors, or the existence or possible existence of any “Default,” “Event of Default” or “Termination Event” under the First Lien Documents or the Second Lien Documents.

Section 10.04.  Certain Rights of Collateral Agent. If Collateral Agent shall request instructions from Secured Parties with respect to any act or action (including the failure to act) in connection with this Agreement, the First Lien Obligations, the Second Lien Obligations or any Security Document, Collateral Agent shall be entitled to refrain from such act or taking such action unless and until Collateral Agent shall have received written instructions from any Secured Party or group of Secured Parties pursuant to the terms hereof; and Collateral Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Secured Party shall have any right of action whatsoever against Collateral Agent as a result of Collateral Agent acting or refraining from acting under this Agreement or any Security Document in accordance with any written instructions given in accordance with this Agreement, and any such action taken in compliance with, or any such failure to act based upon, any such instructions shall be binding on all Secured Parties. Except for action expressly required of Collateral Agent pursuant to the terms hereof, Collateral Agent shall be fully justified in failing or refusing to take any action hereunder or under the Security Documents unless it shall first be indemnified to its satisfaction by the Obligors and/or Secured Parties against any and all liability and expense which may be incurred by Collateral Agent by reason of taking or continuing to take any such action. Notwithstanding any other provision of this Article 10 or any indemnity or instructions provided by any or all Secured Parties, Collateral Agent shall not be required to take any action which exposes Collateral Agent to personal liability or which is contrary to this Agreement, the Security Documents or applicable law.

Section 10.05.  Reliance by Collateral Agent. Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, statement, certificate or telecopier message, cablegram, radiogram, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. Collateral Agent may consult with independent legal counsel (which shall not be counsel for the Obligors), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

Section 10.06.  Collateral Agent's Reimbursements and Indemnification. To the extent Collateral Agent is not reimbursed by Borrower or any other Obligor, each party hereto will reimburse and indemnify Collateral Agent, on a pro rata basis, for and against any and all actions,

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suits, proceedings (including any investigations, litigation or inquiries), claims, demands, causes of action, costs, losses, liabilities, damages or expenses of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Collateral Agent in performing its duties hereunder or under the Security Documents or otherwise in connection herewith or therewith, including losses occurring from the ordinary and/or comparative negligence of Collateral Agent, in any way relating to or arising out of this Agreement; provided that no Secured Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from Collateral Agent's gross negligence or willful misconduct.

Section 10.07.  Collateral Agent in its Individual Capacity. Collateral Agent shall have the same rights and powers hereunder as any other Secured Party and may exercise the same as though it were not performing the duties specified herein; and the term “Secured Party” or any similar term shall, unless the context clearly otherwise indicates, include Collateral Agent, in its individual capacity as and to the extent it owns First Lien Obligations and/or Second Lien Obligations and not in its capacity as Collateral Agent. Collateral Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the Obligors as if it were not performing the duties specified herein, and may accept fees and other consideration from the Obligors for services in connection with this Agreement and otherwise without having to account for the same to any Secured Party except as specified herein.

Section 10.08.  Secured Parties as Owners. Collateral Agent may deem and treat each Secured Party as the owner of such Secured Party’s First Lien Obligations or Second Lien Obligations for all purposes hereof unless and until Collateral Agent is notified of a change in Secured Parties.

Section 10.09.	Successor Collateral Agent.

(a)        Collateral Agent (i) may resign at any time by giving thirty (30) days prior written notice thereof to Secured Parties and Borrower, (ii) shall promptly resign if any conflict of interest arises involving any group of Secured Parties and another group of secured parties for whom it is a trustee or fiduciary and (iii) may be removed at any time by the First Lien Agent, which resignation or removal, in each case, shall be effective upon the appointment of a successor to Collateral Agent. Upon any such resignation or removal, the First Lien Agent shall have the right to appoint a successor Collateral Agent, subject to the consent of Second Lien Agent, not to be unreasonably withheld or delayed. If within thirty (30) days after the retiring Collateral Agent's giving of notice of resignation or the First Lien Agent’s removal of the retiring Collateral Agent, no successor Collateral Agent shall have been so appointed by the First Lien Agent and accepted such appointment, then the retiring Collateral Agent may, on behalf of Secured Parties, appoint a successor Collateral Agent, which shall be a bank which maintains an office in the United States of America, or a commercial bank organized under the laws of the United States of America or of any State thereof, or any Affiliate of such bank, having a combined capital and surplus of at least $50,000,000 as of the date of its most recent financial statements.

(b)       Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties under this Agreement; provided, the retiring Collateral Agent and the Obligors agree to execute and deliver such instruments, documents, deeds, conveyances or other writing as shall be reasonably requested by any Secured Party or the successor Collateral Agent to (i) establish or continue the validity and perfection of any Liens under any Security Documents in place at such time and (ii) transfer to the incoming Collateral Agent any and all rights, powers, estates, duties and authorities extant under this Agreement. After any retiring Collateral Agent's resignation or removal hereunder as

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Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement.

Section 10.10.  Employment of Collateral Agent and Counsel. Collateral Agent may execute any of its duties as Collateral Agent hereunder or under the Security Documents by or through employees, agents, and attorneys-in-fact and shall not be answerable to Secured Parties for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care; provided that Collateral Agent shall always be obligated to account for moneys or securities received by it or its authorized agents. Collateral Agent shall be entitled to advice of independent counsel concerning all matters pertaining to the agency hereby created and its duties hereunder or under the Security Documents.

Section 10.11.  Limitation on Liability of Secured Parties and Collateral Agent. Secured Parties and Collateral Agent shall not be deemed, as a result of the execution and delivery of the Security Documents or the consummation of the transactions contemplated by this Agreement and the Security Documents, to have assumed any obligation of any Obligor with respect to the Collateral or any liability under or with respect to any of the contracts, agreements, leases, instruments or documents which are, or which may hereafter be, assigned to Collateral Agent for the benefit of Secured Parties.

[Remainder of Page Intentionally Left Blank.]

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Agency Agreement

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

FIRST LIEN AGENT:	ROYAL BANK OF CANADA, as First Lien Agent for and on behalf of the First Lien Secured Parties

By:
Name:
Title:

Address for Notices:

Royal Bank of Canada, Agency Services Group

Royal Bank Plaza
200 Bay Street
12th Floor, South Tower
Toronto, Ontario M5J 2W7
Attn: Manager Agency
Facsimile: (416) 842-4023

SECOND LIEN AGENT:	ROYAL BANK OF CANADA, as Second Lien Agent for and on behalf of the Second Lien Secured Parties

By:
Name:
Title:

Address for Notices:

Royal Bank of Canada, Agency Services Group

Royal Bank Plaza
200 Bay Street
12th Floor, South Tower
Toronto, Ontario M5J 2W7
Attn: Manager Agency
Facsimile: (416) 842-4023

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COLLATERAL AGENT:	ROYAL BANK OF CANADA, as Collateral Agent

By:
Name:
Title:

Address for Notices:

Royal Bank of Canada, Agency Services Group

Royal Bank Plaza
200 Bay Street
12th Floor, South Tower
Toronto, Ontario M5J 2W7
Attn: Manager Agency
Facsimile: (416) 842-4023

APPROVED HEDGE	BP CORPORATION NORTH AMERICA, INC.,
COUNTERPARTY:	as an Approved Hedge Counterparty

By:
Name:
Title:

Address:
501 Westlake Park Boulevard
Houston, Texas 77079
Telecopier No.: 281-366-0203
Telephone No.: 281-366-7970
Attn: Director – Financial and Structured Products

Exhibit A Signature Page 1

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Agency Agreement

Agency Agreement

The undersigned First Lien Lenders hereby acknowledging receiving this Amended and Restated Intercreditor and Collateral Agency Agreement and hereby agree and consent to the terms and provisions thereof.

FIRST LIEN LENDERS:	ROYAL BANK OF CANADA,
as a First Lien Lender and L/C Issuer

By:
Leslie P. Vowell
Attorney-in-Fact

KEYBANK NATIONAL ASSOCIATION,
as Documentation Agent and a First Lien Lender

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as a First Lien Lender

By:
Name:
Title:

SOCIÉTÉ GÉNÉRALE, as a First Lien Lender

By:
Name:
Title:

WACHOVIA BANK, N.A., as a First Lien Lender

By:
Name:
Title:

COMERICA BANK, as a First Lien Lender

By:
Name:
Title:

Exhibit A Signature Page 2

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Agency Agreement

Agency Agreement

AMEGY BANK, N.A., as a First Lien Lender

By:
Name:
Title:

RZB FINANCE, LLC, as a First Lien Lender

By:
Name:
Title:

By:
Name:
Title:

Exhibit A Signature Page 3

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Agency Agreement

The undersigned Second Lien Lenders hereby acknowledging receiving this Amended and Restated Intercreditor and Collateral Agency Agreement and hereby agree and consent to the terms and provisions thereof.

SECOND LIEN LENDERS:	ROYAL BANK OF CANADA, as a Second Lien
Lender and L/C Issuer

By:
Leslie P. Vowell
Attorney-in-Fact

KEYBANK NATIONAL ASSOCIATION,
as Documentation Agent and a Second Lien Lender

By:
Name:
Title:

SOCIÉTÉ GÉNÉRALE, as a Second Lien Lender

By:
Name:
Title:

AMEGY BANK, N.A., as a Second Lien Lender

By:
Name:
Title:

Exhibit A Signature Page 4

Intercreditor and Collateral

Agency Agreement

Each Obligor hereby executes this Agreement to evidence its agreement that:

1.	It shall be bound by all of the terms and provisions of this Agreement.

2.         It acknowledges and agrees that the terms of this Agreement shall control over the terms of the Security Documents to the extent of any conflict relating to the relative rights of Secured Parties.

3.         THE INDEMNITY AND REIMBURSEMENT PROVISIONS CONTAINED IN SECTION 9.09 SHALL APPLY TO ALL MATTERS UNDER THIS AGREEMENT AND EACH OBLIGOR JOINTLY AND SEVERALLY AGREES TO INDEMNIFY AND REIMBURSE THE INDEMNITEES IN ACCORDANCE WITH THE TERMS THEREOF.

4.         Except as stated in Section 9.13 hereof, the terms and provisions of this Agreement shall inure solely to the benefit of the each Secured Party and its respective successors and assigns and the terms and provisions of this Agreement shall not inure to the benefit of nor be enforceable by any Obligor. This Agreement may be amended as provided herein without the necessity of any Obligor joining in any such amendment; provided, that no Obligor shall be bound by any amendment which would have the effect of increasing its obligations and indemnities hereunder or under any documents executed in connection with the Principal Agreements, or materially affecting its rights or duties under the Security Documents unless it shall have consented to such amendment.

5.         Borrower hereby covenants and agrees to cause each new Obligor to execute a supplemental Amended and Restated Intercreditor and Collateral Agency Agreement in the form of Annex 2 hereto.

6.         It at its expense will execute, acknowledge and deliver all such agreements and instruments and take all such action as Collateral Agent or any Secured Party from time to time may reasonably request in order to further effectuate the purposes of this Agreement and to carry out the terms hereof.

QUEST CHEROKEE, LLC, Borrower

By:
David Lawler, President

QUEST ENERGY PARTNERS, L.P.,
As a Guarantor

By:	QUEST ENERGY GP, LLC,
Its General Partner

By:
David Lawler,
President

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QUEST CHEROKEE OILFIELD SERVICE, LLC,
as a Guarantor

By:	QUEST CHEROKEE, LLC,
Its Sole Member

By:
David Lawler,
President

Address for Notices:
Quest Cherokee, LLC
c/o Quest Energy Partners, L.P.
210 Park Avenue, Suite 2750
Oklahoma City, OK 73102
Attn: Chief Executive Officer

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Agency Agreement

ANNEX 1

Security Documents

PART 1. FIRST LIEN SECURITY DOCUMENTS DATED EFFECTIVE NOVEMBER 15, 2007:

Mortgages

1.

Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Chautauqua County, KS

2.

First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Chautauqua County, KS

3.

Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Elk County, KS

4.

First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Elk County, KS

5.

Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Labette County, KS

6.

First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Labette County, KS

7.

Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Montgomery County, KS

8.

First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Montgomery County, KS

9.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim

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Agency Agreement

Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Neosho County, KS

10.

First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Neosho County, KS

11.

Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Wilson County, KS

12.

First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Wilson County, KS

13.

Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Woodson County, KS

14.

First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Woodson County, KS

15.

Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Nowata County, OK

16.

First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Nowata County, OK

17.

Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Craig County, OK

18.

First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Craig County, OK

Exhibit A Annex 1 Page 1

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Agency Agreement

Assignment of Debt and Liens

19.

Assignment of Debt and Liens dated effective November 15, 2007, by and between Guggenheim Corporate Funding, LLC, as collateral agent for the secured parties, as assignor, to Royal Bank of Canada, as administrative agent and collateral agent, as assignee, filed in the following counties:

a.	Chautauqua County, KS
b.	Elk County, KS
c.	Labette County, KS
d.	Montgomery County, KS
e.	Neosho County, KS
f.	Wilson County, KS
g.	Woodson County, KS
h.	Nowata County, OK
i.	Craig County, OK

Guaranties

20.	Guaranty dated effective November 15, 2007, by Quest Energy Partners, LP
21.	Guaranty dated effective November 15, 2007, by Quest Cherokee Oilfield Service, LLC

Security Agreements

22.	Pledge and Security Agreement dated effective November 15, 2007, by Borrower
a.	Certificate No. 3 evidencing membership interest in Quest Cherokee Oilfield Services, LLC
b.	Unit Power – 100% of membership interest in Quest Cherokee Oilfield Services, LLC

23.	Pledge and Security Agreement dated effective November 15, 2007, by Quest Energy Partners, LP
a.	Certificate No. 23 evidencing membership interest in Quest Cherokee, LLC
b.	Unit Power – 100% of membership interest in Quest Cherokee, LLC

24.	Pledge and Security Agreement dated effective November 15, 2007, by Quest Cherokee Oilfield Service, LLC
25.	Blocked Account Control Agreement – Borrower, JPMorgan Chase, Agent
26.	Deposit Account Control Agreement – Quest Cherokee Oilfield Service, LLC, Bank of Oklahoma, Agent
27.	Deposit Account Control Agreement – Quest Energy Partners, LP, Bank of Oklahoma, Agent

Mortgage Amendments

28.	Second Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Kansas)

Exhibit A Annex 1 Page 2

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Agency Agreement

a.	Chautauqua County, KS
b.	Elk County, KS
c.	Labette County, KS
d.	Montgomery County, KS
e.	Neosho County, KS
f.	Wilson County, KS
g.	Woodson County, KS

29.	Second Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Oklahoma)
a.	Nowata County, OK
b.	Craig County, OK

Mortgages

30.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Kansas)
a.	Allen County, KS
b.	Greenwood County, KS

UCC-1 Financing Statement Filings

31.	Borrower
a.	UCC-1 filed with the Delaware Secretary of State 11/16/07
b.	UCC-3 (assignment from Guggenheim) filed with Delaware Secretary of State 11/16/07

32.	QUEST ENERGY PARTNERS, LP- UCC-1 filed with the Delaware Secretary of State 11/16/07
33.	QUEST CHEROKEE OILFIELD SERVICE, LLC
a.	UCC-1 filed with the Delaware Secretary of State 11/16/07
b.	UCC-3 (assignment from Guggenheim) filed with Delaware Secretary of State 11/16/07

Acquisition of Searight Properties in Seminole County, Oklahoma, effective February 1, 2008

34.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production filed in Seminole County, OK

Property Swap with Colt for Certain Oil & Gas Leases in Labette and Montgomery Counties, Oklahoma, effective September 1, 2008

35.	Third Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production
a.	Labette County, OK
b.	Montgomery County, OK

Exhibit A Annex 1 Page 3

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Agency Agreement

PART 2. SECOND LIEN SECURITY DOCUMENTS EFFECTIVE JULY 11, 2008

Acquisition of Petroedge Resource (WV) LLC, Name Change and Subsequent Assignment of Producing Properties to Borrower

36.	Assignment of Certain Lease Interests and Bill of Sale
a.	Steuben County, NY
b.	Braxton County, WV
c.	Cabell County, WV
d.	Calhoun County, WV
e.	Doddridge County, WV
f.	Gilmer County, WV
g.	Kanawha County, WV
h.	Lewis County, WV
i.	Lincoln County, WV
j.	Pleasants County, WV
k.	Ritchie County, WV
l.	Wayne County, WV
m.	Wetzel County, WV
n.	Wood County, WV

Mortgages

37.

Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent for Secured Parties, as Mortgagee, recorded in Chautauqua County, KS

38.

Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent for Secured Parties, as Mortgagee, recorded in Elk County, KS

39.

Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent for Secured Parties, as Mortgagee, recorded in Labette County, KS

40.

Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent for Secured Parties, as Mortgagee, recorded in Montgomery County, KS

41.

Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent for Secured Parties, as Mortgagee, recorded in Neosho County, KS

42.	Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of

Exhibit A Annex 1 Page 4

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Agency Agreement

Canada, as Administrative Agent and Collateral Agent for Secured Parties, as Mortgagee, recorded in Wilson County, KS

43.

Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent for Secured Parties, as Mortgagee, recorded in Woodson County, KS

44.

Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent for Secured Parties, as Mortgagee, recorded in Nowata County, OK

45.

Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent for Secured Parties, as Mortgagee, recorded in Craig County, OK

Guaranties

46.	Quest Energy Partners, LP Guaranty – Quest Energy Partners, LP
47.	Subsidiary Guaranty - Quest Cherokee Oilfield Service, LLC

Security Agreements

48.	Second Lien Senior Pledge and Security Agreement – Borrower
a.	Certificate No. 3 evidencing membership interest in Quest Cherokee Oilfield Service, LLC
b.	Unit Power – 100% of membership interest in Quest Cherokee Oilfield Service, LLC

49.	Second Lien Senior Pledge and Security Agreement – Quest Energy Partners, LP
a.	Certificate No. 23 evidencing 100% membership interest in Quest Cherokee, LLC
b.	Unit Power – 100% membership interest in Quest Cherokee, LLC

50.	Second Lien Senior Pledge and Security Agreement – Quest Cherokee Oilfield Service, LLC
51.	Blocked Account Control Agreement – Borrower, JPMorgan Chase, Agent
52.	Deposit Account Control Agreement – Quest Cherokee Oilfield Service, LLC, Bank of Oklahoma, Agent
53.	Deposit Account Control Agreement – Quest Energy Partners, LP, Bank of Oklahoma, Agent

Mortgages

54.	Second Lien Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Kansas)

Exhibit A Annex 1 Page 5

Intercreditor and Collateral

Agency Agreement

a.	Allen County, KS
b.	Chautauqua County, KS
c.	Elk County, KS
d.	Greenwood County, KS
e.	Labette County, KS
f.	Montgomery County, KS
g.	Neosho County, KS
h.	Wilson County, KS
i.	Woodson County, KS

55.	Second Lien Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Oklahoma)
a.	Craig County, OK
b.	Nowata County, OK
c.	Seminole County, OK

56.	Shared First and Second Lien Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement
a.	Braxton County, WV
b.	Cabell County, WV
c.	Calhoun County, WV
d.	Doddridge County, WV
e.	Gilmer County, WV
f.	Kanawha County, WV
g.	Lewis County, WV
h.	Lincoln County, WV
i.	Pleasants County, WV
j.	Ritchie County, WV
k.	Wayne County, WV
l.	Wetzel County, WV
m.	Wood County, WV

UCC-1 Filings

57.	Borrower
a.	UCC-1 filed with the Delaware Secretary of State 7/15/08
58.	Quest Energy Partners, LP- UCC-1 filed with the Delaware Secretary of State 7/15/08
59.	Quest Cherokee Oilfield Service, LLC - UCC-1 filed with the Delaware Secretary of State 7/15/08
60.	Borrower – UCC-1 Fixture Filing(s) - Kansas
a.	Allen County, KS filed 7/24/08
b.	Chautauqua County, KS filed 7/25/08
c.	Elk County, KS filed 7/21/08
d.	Greenwood County, KS filed 7/24/08

Exhibit A Annex 1 Page 6

Intercreditor and Collateral

Agency Agreement

e.	Labette County, KS filed 7/31/08
f.	Montgomery County, KS filed 7/25/08
g.	Neosho County, KS filed 7/24/08
h.	Wilson County, KS filed 7/24/08
i.	Woodson County, KS filed 7/24/08

Property Swap with Colt for Certain Oil & Gas Leases in Labette and Montgomery Counties, Oklahoma, effective September 1, 2008

61.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production
a.	Labette County, OK
b.	Montgomery County, OK

Exhibit A Annex 1 Page 7

Intercreditor and Collateral

Agency Agreement

ANNEX 2

Form of

SUPPLEMENTAL AMENDED AND RESTATED INTERCREDITOR

AND COLLATERAL AGENCY AGREEMENT

SUPPLEMENTAL AMENDED AND RESTATED INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT (this “Supplemental Agreement”) dated as of ____________ among

All capitalized terms used herein but not defined herein shall have the meanings set forth in the Agreement (as defined below).

W I T N E S S E T H:

WHEREAS Borrower has heretofore executed and delivered to Collateral Agent that certain Amended and Restated Intercreditor and Collateral Agency Agreement (the “Agreement”) dated as of June __, 2009, providing for, among other matters, the relative rights and obligations and apportionment of payments among Secured Parties (as defined therein), and the exercise of certain remedies under the Security Documents (as defined therein);

WHEREAS the Agreement provides that Borrower is required to cause the new Obligor to execute and deliver to Collateral Agent a Supplemental Amended and Restated Intercreditor and Collateral Agency Agreement pursuant to which the new Obligor shall become bound by all of the terms of the Agreement on the terms and conditions set forth herein;

WHEREAS Collateral Agent, Borrower on behalf of the existing Obligors, and the new Obligor are authorized to execute and deliver this Supplemental Agreement;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the new Obligor, Borrower, for itself and on behalf of the existing Obligors, mutually covenant and agree for the equal and ratable benefit of Secured Parties (as defined in the Agreement) as follows:

1.         Agreement to be Bound. The new Obligor shall be bound by all of the terms and provisions of the Agreement.

2.         Agreement Controls. The new Obligor acknowledges and agrees that the terms of the Agreement shall control over the terms of the Security Documents to the extent of any conflict relating to the relative rights of Secured Parties.

3.         INDEMNITY. THE INDEMNITY AND REIMBURSEMENT PROVISIONS CONTAINED IN SECTION 9.09 SHALL APPLY TO ALL MATTERS UNDER THE AGREEMENT AND THE NEW OBLIGOR AGREES TO INDEMNIFY AND REIMBURSE THE INDEMNITEES IN ACCORDANCE WITH THE TERMS THEREOF.

4.         Benefit of Agreement. Except as stated in Section 9.13 of the Agreement, the terms and provisions of the Agreement shall inure solely to the benefit of each Secured Party and its respective successors and assigns and the terms and provisions of the Agreement shall not inure to the benefit of nor

Exhibit A Annex 1 Page 8

Intercreditor and Collateral

Agency Agreement

be enforceable by new Obligor or its successors or assigns. This Agreement may be amended or supplemented as provided herein without the necessity of the new Obligor joining in any such amendment; provided, that the new Obligor shall not be bound by any amendment which would have the effect of increasing its Obligations and indemnities hereunder or materially affecting its rights or duties under the Security Documents unless it shall have consented to such amendment.

5.         Further Assurances. The new Obligor at its expense will execute, acknowledge and deliver all such agreements and instruments and take all such action as Collateral Agent or any Secured Party from time to time may reasonably request in order to further effectuate the purposes of this Supplemental Agreement and the Agreement and to carry out the terms hereof and thereof.

6.         Ratification of Agreement; Supplemental Agreement Part of Agreement. Except as expressly amended hereby, the Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Agreement shall form a part of the Agreement for all purposes.

7.         Governing Law. THIS SUPPLEMENTAL AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

8.         Collateral Agent Makes No Representation. Collateral Agent makes no representation as to the validity or sufficiency of this Supplemental Agreement, or the Agreement as amended hereby.

9.         Counterparts. The parties may sign any number of copies of this Supplemental Agreement. Each signed copy shall be an original, but all of them together shall represent the same agreement.

10.       Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

11.       Address for Notices. All notices and other communications given to the new Obligor under the Agreement may be given at its address or telecopier number as follows:

[New Obligor]

[Address]

Attention:

Telecopier No.:

Exhibit A Annex 2 – Page 1

Intercreditor and Collateral

Agency Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Agreement to be duly executed as of the date first above written.

[NEW CREDIT PARTY]

By:
Name:
Title:

BORROWER:	QUEST CHEROKEE, LLC,

By:
Name:
Title:
By:

COLLATERAL AGENT:	ROYAL BANK OF CANADA,
as Collateral Agent

By:
Name:
Title:

Exhibit A Annex 2 – Page 2

Intercreditor and Collateral

Agency Agreement